Value Fund
Partners Value Fund
Partners III Opportunity Fund
Hickory Fund
Balanced Fund
Short-Intermediate Income Fund
Nebraska Tax-Free Income Fund
Government Money Market Fund

Quarterly Report June 30, 2010

WEITZ FUNDS
FINDING VALUE SINCE 1983

EIGHT FUNDS – ONE PHILOSOPHY

Over the decades we have seen many changes. Advancements in technology combined with economic, political, and global events have continued to shape investors’ thoughts and actions.

At the Weitz Funds a few things have remained constant: our unwavering commitment to our shareholders and our focus on finding strong, well-managed companies priced significantly below their true business value.

Staying true to our philosophy and investment process has produced good long-term returns and should continue to do so.

“We eat our own cooking.”
All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds – some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

We try to stay within our “circle of competence.”
“Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and, ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

We worry about permanent loss of capital – not price volatility.
We believe in concentrating our portfolios in the most attractive investment ideas and this can cause short-term price volatility.

We think “benchmark risk” is part of investment life.
Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We think flexibility and common sense will continue to serve our clients well over the years.

2  Weitz Funds

The management of Weitz Funds has chosen paper for the 52 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

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PERFORMANCE SUMMARY
JUNE 30, 2010

		Total Returns		Average Annual Total Returns
Fund Name	Inception Date	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception
Value	5/09/86	-8.9%	20.9%	-13.2%	-3.8%	1.9%	8.8%	9.6%	—%	9.6%
Russell 1000**(a)		-11.4	15.2	-9.5	-0.6	-1.2	6.5	N/A	—	N/A
Russell 1000 Value**(b)		-11.2	16.9	-12.3	-1.6	2.4	7.3	N/A	—	N/A
Partners Value*	6/01/83	-6.1	24.8	-9.2	-0.8	3.1	9.9	10.7	11.1	12.0
Partners III*	6/01/83	-6.1	30.7	-5.1	0.9	8.2	12.0	12.2	12.3	12.8
Russell 3000**(c)		-11.3	15.7	-9.5	-0.5	-0.9	6.4	N/A	N/A	N/A
Russell 3000 Value**(d)		-11.1	17.6	-12.1	-1.6	2.7	7.4	N/A	N/A	N/A
Hickory	4/01/93	-4.0	33.1	-9.6	-1.2	1.6	9.4	—	—	9.2
Russell 2500**(e)		-10.0	24.0	-8.0	1.0	4.2	8.3	—	—	N/A
Russell 2500 Value**(f)		-10.2	26.5	-9.3	-0.1	7.6	9.5	—	—	N/A

S&P 500**(g)		-11.4	14.4	-9.8	-0.8	-1.6	6.2	7.7	9.5	—
Balanced	10/01/03	-4.2	16.9	-3.9	1.0	—	—	—	—	3.2
Blended Index**(h)		-5.7	12.0	-3.1	1.6	—	—	—	—	3.4
Short-Intermediate Income	12/23/88	1.4	7.6	6.9	5.3	5.6	5.6	6.1	—	6.3
Barclays Intermediate Credit**(i)		3.0	8.3	7.0	5.3	6.1	6.0	6.7	—	6.9
NebraskaTax-Free Income*	10/01/85	1.5	5.5	4.5	3.6	4.6	4.7	5.1	—	5.5
Barclays 5-Year Muni. Bond**(j)		1.7	6.9	6.8	4.9	5.2	5.1	5.7	—	—

These performance numbers reflect the deduction of each Fund’s annual operating expenses. The current annual operating expenses for the Value, Partners Value, Partners III, Hickory, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds, as stated in the most recent Prospectus are 1.25%, 1.26%, 1.80%, 1.33%, 1.19%, 0.71% and 0.78%, respectively, of each Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	See pages 17, 23 and 46 for additional performance disclosures.
**	Index performance is hypothetical and is shown for illustrative purposes only.
(a)	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 index.
(b)	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(c)	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.
(d)
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

(e)	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 index.
(f)
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

(g)	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.
(h)	A blend of 60% S&P 500 and 40% Barclays Capital Intermediate U.S. Government/Credit Index.
(i)
Barclays Capital Intermediate U.S. Government/Credit Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

(j)	Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.
N/A	Indicates information is not available.

4  Weitz Funds

LETTER TO SHAREHOLDERS
JULY 6, 2010

Dear Fellow Shareholder:

The stock market declined during the second calendar quarter and we gave back some of our first quarter gains. Fortunately, our Funds went up more than the market in the first quarter and down less in the second. The table below shows results for our Funds and for the general market, as measured by the S&P 500, as of June 30, 2010.

	1st Quarter	2nd Quarter	YTD
Value	+10.2%	-8.9%	+0.4%
Partners Value	+12.9	-6.1	+6.1
Partners III	+16.0	-6.1	+8.9
Hickory	+16.0	-4.0	+11.4

S&P 500	+5.4	-11.4	-6.6

Thanks to good relative returns over the past several quarters, mutual fund tracking services such as Morningstar and Lipper have been giving our Funds high marks, but we are more proud of the longer-term results that we have posted over the past 27 years. The table on the page opposite this letter shows investment results since inception for each of our Funds, along with returns for the S&P 500 and other indices that some investors use as benchmarks for our Funds’ performance.

The Balanced Fund also turned in strong results for the first half, thanks to gains in the equity portion of its portfolio. Total return for the first half of 2010 was +2.5% vs. -2.2% for its “Blended Index” (60% stocks and 40% bonds). This fund is designed for endowment and pension funds and for individuals who want a conservative mix of stocks and bonds.

Our bond funds—Short-Intermediate Income, Nebraska Tax-Free Income, and Government Money Market—remain conservatively positioned and are doing their jobs of providing modest income and safe havens for shareholders’ capital.

Market Commentary and Portfolio Review
Our Funds held their own reasonably well during a weak second quarter and widened their lead over the S&P 500. Although the S&P showed a relatively small decline (-6.6%) for the first half of the year, it fluctuated over a wide range (+9% to -8%) over the six month period. There are still plenty of things to worry about in the U.S. and global economies, and (intermittently) investors are worried.

We took advantage of the volatility of the first half to sell stocks that approached our estimates of their business values and to make opportunistic purchases on weakness. (In a few cases, we were able to repurchase stocks that we had sold just a few weeks earlier after they had fallen 25-30%.) After the sharp decline in May and June, quite a few stocks look very attractive, and although they represent a number of different industries, most have one set of characteristics in common—they are large, high quality “growth” companies that once carried market valuations (price-earnings ratios) that “value” investors would not pay.

A Change in Stock Market Leadership?
During the late 1990’s, large capitalization growth stocks—especially those with any connection to technology and the Internet—were stock market leaders. Investors were so focused on the largest 25-50 stocks that these stocks became over-valued (and the small- and mid-cap companies’ stocks languished at relatively cheap valuation levels).

Since then, the tables have turned. Over the past ten years, the small-cap Russell 2000 Index has risen by 3% per year (or 34% on a cumulative basis) while the large company-dominated S&P 500 has actually declined by -1.6% per year (or a cumulative -15%). During this period, many of the large- and mega-cap companies grew nicely, but their valuations shrank. For example, suppose a company earned $1 per share in 2000 and sold at 30 times earnings, or $30. If earnings tripled over the next ten years to $3 per share but the price-earnings ratio fell to 10 times, the stock would trade at the same $30 per share, even though its business was clearly more valuable ten years later.

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There are a number of reasons for this reversal of fortunes. We believe that the most important is that “value matters” and since the large-cap growth companies entered the decade over-valued relative to the smaller companies (thanks to the tech bubble), it was natural that they under-performed in the subsequent ten years. Another factor was the shift in asset allocation by pension and endowment fund managers from U.S. (primarily large-cap) stocks to private equity and hedge fund “alternative investments” over the past ten years. Also, since all of these companies are global businesses, there is probably concern that the European debt crisis will depress their earnings. Finally, “performance chasing” investors probably helped carry this trend too far by selling their stock laggards and buying those that were “working.” Whatever the reasons, the result is that a number of terrific companies with many good years of growth in front of them are selling at very cheap prices.

The diversity of businesses is surprising—consulting services (Accenture), insurance brokerage (Aon), computer hardware, software and services (Dell and Microsoft), spirits and beer (Diageo), advertising (Omnicom), industrial gases (Praxair), electronic components (Texas Instruments), and package delivery (UPS). It is almost as if “large” and “high quality” have become disqualifying characteristics. We believe that these stocks are cheap and well-positioned for a rising stock market and strong and defensive enough to hold up well if the economy were to suffer a “relapse.” Here are capsule comments on some of our favorites:

(1)
Accenture (ACN—$39—$28B market capitalization) is a global consulting and outsourcing company. Earnings dipped slightly during the worst of the recession but are rising again. The business generates more cash than it needs to reinvest in the business and management has bought back roughly 30% of outstanding shares over the past seven years. The stock is selling for less than 11x our estimate of 2011 (Fiscal year ending in August) free cash flow;

(2)
Aon (AON—$37—$10B mkt cap) is the world’s largest insurance broker. Aon earnings were flat for several years, but new management has done a good job of reengineering the business, integrating previously acquired businesses and improving profitability. Growth has been slowed by a “soft” insurance market (insurance brokerage commissions are partly a function of premium levels) and low interest income earned on cash “float” (premiums collected but not yet remitted to the insurance company). Aon is selling at about 10x estimated 2011 earnings per share (eps) and at about 60% of our estimate of its business value per share;

(3)
Dell (DELL—$12—$24B mkt cap) is a “turnaround” story. The company lost its number one position in the personal computer industry as others became more efficient at using a direct sales model. Michael Dell has returned to run the company and has added a retail distribution channel and acquired Perot Systems to enhance its corporate IT consulting services business. With a cyclical recovery in P/C sales, a new Microsoft product cycle (replacing the troubled Vista operating system with Windows 7) and a renewed emphasis on cost cutting and execution, we believe the odds are very high that Dell’s earnings growth will resume. The stock is very cheap, with $5 per share in cash and selling at just over 10x current year eps. We value the business in the low $20’s and we believe that value will grow over time;

(4)
Diageo (DEO—$63—$40B mkt cap) is the world’s largest producer of premium spirits and beer (Johnnie Walker, Smirnoff, Tanqueray, and Guinness). Profit growth slowed during the recession and recent weakness in European business and currency values have dampened enthusiasm for the stock. Diageo now sells at less than 13x current fiscal year eps and its dividend provides a 2.8% yield. This is a durable, predictable business with moderate growth prospects and we value the company at over $80 per share;

6  Weitz Funds

(5)
Microsoft (MSFT—$23—$209B mkt cap) dominates the market for personal computer operating systems and is a very important provider of office software, video game consoles, cloud computing services, etc. Earnings dipped in 2009 but are now growing again. Microsoft’s days of rapid earnings growth are over, but this super-tanker has durable franchises and generates prodigious amounts of cash. It currently sells at 10.5x its next 12 months’ eps and yields 2.2%. We value the business at about $40;

(6)
Omnicom (OMC—$34—$11B mkt cap) is a major global advertising and marketing company. Omnicom’s mix of business has changed over the years and the industry has been disrupted by the advent of Google and other online advertising competitors. Nevertheless, revenues and earnings grew throughout the past decade until the recession caused a sharp decline in traditional advertising in 2009. Earnings are growing again, and the stock sells at about 11x our estimate of free cash flow for 2011. We estimate that the value of the business is over $50;

(7)
Praxair (PX—$76—$24B mkt cap) is the leading producer of industrial gases in North and South America and number three worldwide. Industrial gases are used in manufacturing, food processing, oil recovery and refining, and a long list of prosaic but essential businesses. Praxair generally sells under long-term contracts and while its customers are in cyclical businesses, Praxair’s revenues and earnings are relatively predictable. PX sells at about 15x 2011 eps and we value the business at $100 per share. The stock has risen lately, but at less than 80% of its business value, we are very comfortable being long-term owners;

(8)
Texas Instruments (TXN—$23—$28B mkt cap) makes embedded processors and analog chips for consumer and industrial products. We generally avoid high tech companies because they often face short and unpredictable product life cycles, but TXN’s products tend to be more customized, longer-lived, and sold to a highly diversified group of end users. The company expanded during the recession while smaller competitors were contracting and TXN expects strong revenue growth and margin expansion over the next several years. The company has used $17 billion to buy back stock over the past five years, shrinking the shares outstanding from 1.8B to1.2B. We expect them to continue aggressive share repurchase, further increasing eps. Investors seem to be fearful about near-term prospects for the stock because a major portion of TXN’s cell phone business (13% of revenues) is being phased out, but we believe the company is worth at least 50% more than the stock is selling for;

(9)
United Parcel Service (UPS—$57—$57B mkt cap) is the world’s largest integrated air and ground package delivery company. The business is cyclical and earnings fell over 40% during the recession but are currently rebounding strongly. UPS has enormous scale advantages, earns high returns on capital, and is positioned for strong growth over the next several years. The stock sells at less than 15x our estimate of 2011 eps and yields 3.3%. We value the business at more than $80 per share.

The fact that these kinds of stocks have lagged the market for some time may help explain why our Value Fund, which focuses on large-cap companies, has risen less than our other Funds recently (although it has done well compared to the S&P 500 and other large-cap funds). We believe that these stocks will eventually be strong contributors to the Value Fund’s results. We have also increased our allocation of many of these companies to the Partners Value and Partners III Funds which can “go

weitzfunds.com   7

anywhere” from a market cap perspective. (Since the Hickory Fund is focused on small- and mid-cap stocks, it cannot take advantage of these large-cap bargains, but even after its first half gains, the average price-to-value of its portfolio is still in the 65-70% range.)

Outlook
We believe that the recovery in the U.S. economy that began over a year ago will continue slowly and unevenly. Unemployment, a depressed housing market, municipal and federal government financial stress, and all the headwinds we have been writing about may continue to cause periodic bouts of investor nervousness.

It seems very plausible that we will see another year or more of the tug-of-war between these negative macro-economic forces and the positive reality of rising company earnings and business values. Government and private balance sheets need to be repaired. New regulations and tax laws need to be studied (and, a cynic might add, reverse-engineered for avoidance). Also, perhaps most importantly, investors’ psyches need time to heal after the trauma of the “unthinkable” events and market losses of the past few years.

We feel reasonably confident that a new bull market will eventually emerge from this period of economic recovery and repair. In the meantime, we will buy good, growing businesses at reasonable prices and wait patiently for “the market” to reward us. Thanks again to our shareholders for their patience and confidence.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
wally@weitzfunds.com	brad@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

8  Weitz Funds

ANALYST CORNER
A PERSPECTIVE ON ACCENTURE PLC

By Drew Weitz
Accenture is a leading management consulting, technology services and outsourcing company with 190,000 employees around the world serving clients in over 120 countries. Over time, the company has amassed deep, industry-specific knowledge along with technical expertise that its employees can leverage to help clients deliver better products and services, to operate more efficiently and effectively, and to drive growth.

Accenture has differentiated itself in many ways from an otherwise crowded field. First, the company has built its Global Delivery Network, a group of roughly 88,000 Accenture employees located in 50 delivery centers around the world. This footprint allows the company to both deliver its services around the world as well as utilize talent available in lower-cost geographies. By leveraging both on-and off-shore resources, Accenture can deliver the desired business outcome to the client at a lower ultimate cost. Second, Accenture has remained an independent services-oriented firm while a wave of consolidation has married many of their competitors with traditional hardware and technology companies. Clients value Accenture’s continued independence, ensuring that the company’s proposed solutions will be tailored to their needs rather than a sales agenda. But perhaps the most impressive distinction is Accenture’s clients.

An Enviable and Loyal Client Base
The company has built an enviable client list comprised of 96 of the Fortune Global 100 companies and three-quarters of the Fortune Global 500. Clients clearly value the insights and services Accenture provides, demonstrated by their impressive loyalty: of the top 100 clients measured by revenue, 99 have worked with the company for at least 5 years, and 91 have been clients for at least 10 years. These long-lasting client relationships provide stability and allow Accenture to drive incremental sales opportunities by proactively renewing and expanding existing engagements as well as proposing new ones. This has proven a tremendous advantage: management has commented that over two-thirds of new contract bookings come from Accenture’s most important clients and roughly half are sourced by the company rather than contracts that have been put out for competitive bids.

Current Fears Mask Opportunities
After the trauma of the Great Recession, concerns over the strength of the ensuing economic recovery and fears related to sovereign debt levels are now pervading investors’ psyches and pressuring stock prices. Accenture continues to weather the storm admirably although the sailing has not been entirely smooth. After years of solid growth, revenues shrank in 2009 as clients quickly cut or delayed spending on long-term strategic projects in favor of cost reductions and cash preservation. While fears remain firmly entrenched within the investment community, evidence is mounting that business leaders are finding that the worst has passed and have begun investing once again for future growth. The company’s recently reported fiscal third quarter demonstrated a return of revenue growth and Accenture remains committed to hiring 50,000 people this fiscal year to keep up with increasing demand. Furthermore, we believe that clients continue to need help navigating new areas of technology such as cloud computing, business analytics, smart grids and other emerging and sizeable opportunities for Accenture. These and other positive signals give us confidence that Accenture is again poised to deliver on its high performance promise to clients and shareholders alike.

Valuation and Margin of Safety
Despite the economic downturn, Accenture remains a prodigious generator of cash for its owners. The company’s business model does not require substantial capital reinvestment, allowing the management team to return that cash directly to the company’s owners in the form of share repurchases and dividends. Accenture’s balance sheet is pristine with no material debt and over $4 billion of cash on hand. With the stock trading just below $40 and 10.5 times our estimate of next year’s free cash flow, we believe we own a world-class business at a discounted price. Compared with our estimation of Accenture’s business value in the mid $50’s, we believe the company’s shares represent an attractive investment for our shareholders.

Drew Weitz joined Weitz in December 2008. He graduated from Carleton College and previously spent 4 years at Ariel Investments in Chicago. Drew has an emphasis on the Retail and Media sectors.

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VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Value Fund declined -8.9% in the second calendar quarter, compared to a -11.4% decline for the S&P 500. For the calendar year-to-date, the Fund showed a modest gain (+0.4%) compared to a -6.6% decline for the S&P 500. After a strong run, Liberty Media – Interactive pulled back sharply during the quarter (-31%) on fears of a renewed slowdown in consumer spending. Technology companies Microsoft (-21%) and Dell (-20%) also detracted from the Fund’s returns despite posting decent operating results. For-profit education company Apollo Group declined -31% on mounting regulatory concerns, while seed company Monsanto fell -35% as earnings and management’s outlook disappointed investors. All of these companies continue to generate significant free cash flow and maintain strong competitive positions. Their stocks now trade at among the largest discounts to our business value estimates. Retailer AutoZone (+12%) was a bright spot for the Fund, as were a few stocks we sold at gains.

Portfolio activity was above average during the quarter due to stock market volatility. We continue to find value in larger, high quality companies. New purchases Aon Corporation, Lockheed Martin, Texas Instruments, Omnicom Group and Praxair operate in vastly different industries but all fit this bill. We also added significantly to our stakes in Accenture plc and ConocoPhillips, both now top ten holdings, as well as industry leaders Google, Wal-Mart Stores and Monsanto. Our heaviest buying took place in late May and June during the broader stock market decline.

Liberty Media – Capital has been a fantastic investment for the Fund, and we sold the stock at an outsized gain during the quarter. John Malone and his team have done a terrific job of building value at Capital. While we think the company has a bright outlook, we sold it in the Value Fund to focus on larger companies trading at similar estimated discounts. We also eliminated a few other media-related stocks (DIRECTV Group, News Corporation and The Washington Post), XTO Energy prior to its acquisition by Exxon Mobil, and The Progressive Corporation in what turned out to be a modest yet profitable trade. Finally, we trimmed our holdings in long-time favorite Berkshire Hathaway, which remains the Fund’s largest position at 5.6% of net assets.

The Value Fund tilts toward our best larger company ideas, with more than 80% of the Fund’s stock investments in companies with market caps greater than $5 billion. The Fund also remains relatively concentrated, with the ten largest holdings representing 43% of net assets. As a result of the activity described above, the Fund’s technology-related holdings increased from 12% to 18% of net assets, while consumer discretionary exposure declined from 25% to 18% of net assets. The Fund’s residual cash position fell to 14% of net assets at quarter end.

In the table below we have included comparative returns for two established large-cap indices, the Russell 1000 and the Russell 1000 Value. As a reminder, we do not and will not manage our Funds to any specific benchmark. Even so, investors may find the supplemental information useful in evaluating the Fund’s longer-term results.

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Value	-8.9%	20.9%	-13.2%	-3.8%	1.9%	8.8%	9.6%
S&P 500	-11.4	14.4	-9.8	-0.8	-1.6	6.2	7.7
Russell 1000	-11.4	15.2	-9.5	-0.6	-1.2	6.5	N/A
Russell 1000 Value	-11.2	16.9	-12.3	-1.6	2.4	7.3	N/A

See pages 4 and 11 for additional performance disclosures.

10  Weitz Funds

VALUE FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Value Fund as compared to the S&P 500 over the periods indicated.

Year	Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1986 (5/9/86)	3.5%	4.1%	-0.6%
1987	-0.5	5.1	-5.6
1988	16.4	16.6	-0.2
1989	22.1	31.7	-9.6
1990	-5.2	-3.1	-2.1
1991	27.6	30.5	-2.9
1992	13.6	7.6	6.0
1993	20.0	10.1	9.9
1994	-9.8	1.3	-11.1
1995	38.4	37.6	0.8
1996	18.7	23.0	-4.3
1997	38.9	33.4	5.5
1998	28.9	28.6	0.3
1999	21.0	21.0	0.0
2000	19.6	-9.1	28.7
2001	0.2	-11.9	12.1

Year	Value (1)	S&P 500 (2)	Relative Results (1)-(2)
2002	-17.1%	-22.1%	5.0%
2003	28.7	28.7	0.0
2004	15.7	10.9	4.8
2005	-2.8	4.9	-7.7
2006	21.8	15.8	6.0
2007	-10.3	5.5	-15.8
2008	-40.7	-37.0	-3.7
2009	27.6	26.5	1.1
2010 (6/30/10)	0.4	-6.6	7.0

Since Inception:
Cumulative Return	824.9	658.7	166.2
Avg. Annual Return	9.6	8.7	0.9

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 2000, through June 30, 2010, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2010 was 20.9%, –3.8% and 1.9%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 1.25% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com   11

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12  Weitz Funds

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)
Top Ten Stocks
Berkshire Hathaway	5.6%
Liberty Global	5.0
Microsoft	4.8
Liberty Media - Interactive	4.3
Omnicare	4.1
Redwood Trust	4.1
Dell	4.0
ConocoPhillips	4.0
Accenture	3.8
Tyco	3.7
% of Net Assets	43.4%

Industry Sectors
Consumer Discretionary	18.2%
Information Technology	17.7
Financials	12.6
Industrials	9.3
Materials	9.2
Health Care	6.6
Consumer Staples	5.7
Energy	4.0
Telecommunication Services	2.1
Corporate Bonds	0.9
Short-Term Securities/Other	13.7
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended June 30, 2010
Net Purchases ($mil)		Net Sales ($mil)
Aon (new)	$27.7	Berkshire Hathaway	$42.3
Accenture	21.0	Liberty Media - Capital (eliminated)	41.3
Google	19.0	DIRECTV Group (eliminated)	14.8
Lockheed Martin (new)	18.2	Washington Post (eliminated)	12.4
Texas Instruments (new)	18.1	XTO Energy (eliminated)	11.9
Other (net)	71.3		$122.7
	$175.3
Net Portfolio Purchases	$52.6

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2010
Positive ($mil)		Negative ($mil)
Liberty Media - Capital	$5.0	Liberty Media - Interactive	$(15.6)
AutoZone	1.6	Microsoft	(9.1)
Washington Post	1.3	Apollo Group	(8.9)
DIRECTV Group	1.3	Monsanto	(8.0)
Martin Marietta Materials	0.5	Dell	(7.6)
	$9.7	Other (net)	(41.6)
			$(90.8)
		Net Portfolio Losses	$(81.1)

weitzfunds.com   13

VALUE FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2010 • (UNAUDITED)

COMMON STOCKS — 85.4%	Shares	Value
Consumer Discretionary — 18.2%
Broadcasting & Cable TV — 8.6%
Liberty Global, Inc. - Series C*	1,660,000	$43,143,400
Comcast Corp. - CL A Special	1,850,000	30,395,500
		73,538,900
Retailing — 6.1%
Liberty Media Corp. -
Interactive - Series A*	3,550,000	37,275,000
AutoZone, Inc.*	80,000	15,457,600
		52,732,600
Education Services — 2.3%
Apollo Group, Inc. - CL A*	475,000	20,173,250
Media — 1.2%
Omnicom Group, Inc.	300,000	10,290,000
		156,734,750
Information Technology — 17.7%
Software & Services — 11.7%
Microsoft Corp.	1,800,000	41,418,000
Accenture plc - CL A	850,000	32,852,500
Google, Inc. - CL A*	58,000	25,807,100
		100,077,600
Technology Hardware & Equipment — 6.0%
Dell, Inc.*	2,850,000	34,371,000
Texas Instruments, Inc.	750,000	17,460,000
		51,831,000
		151,908,600

	Shares	Value
Financials — 12.6%
Insurance — 8.6%
Berkshire Hathaway, Inc. - CL B*	600,000	$47,814,000
Aon Corp.	700,000	25,984,000
		73,798,000
Mortgage REIT’s — 4.0%
Redwood Trust, Inc.*	2,378,915	34,827,316
		108,625,316
Industrials — 9.3%
Industrial Conglomerates — 3.7%
Tyco International Ltd.	900,000	31,707,000
Transportation — 3.6%
United Parcel Service, Inc. - CL B	550,000	31,289,500
Aerospace & Defense — 2.0%
Lockheed Martin Corp.	225,000	16,762,500
		79,759,000
Materials — 9.2%
Construction Materials — 4.9%
Martin Marietta Materials, Inc.	280,000	23,746,800
Vulcan Materials Co.	420,000	18,408,600
		42,155,400
Fertilizers & Agricultural Chemicals — 3.1%
Monsanto Co.	450,000	20,799,000
Potash Corp. of Saskatchewan, Inc.	70,000	6,036,800
		26,835,800
Industrial Gases — 1.2%
Praxair, Inc.	135,000	10,258,650
		79,249,850

14   Weitz Funds

	Shares	Value
Health Care — 6.6%
Health Care Equipment & Services — 4.1%
Omnicare, Inc.	1,500,000	$35,550,000
Managed Health Care — 2.5%
WellPoint, Inc.*	325,000	15,902,250
UnitedHealth Group, Inc.	180,000	5,112,000
		21,014,250
		56,564,250
Consumer Staples — 5.7%
Hypermarkets & Super Centers — 2.8%
Wal-Mart Stores, Inc.	500,000	24,035,000
Household & Personal Products — 1.5%
The Procter & Gamble Co.	220,000	13,195,600
Food Beverage & Tobacco — 1.4%
Diageo plc - Sponsored ADR	190,000	11,920,600
		49,151,200
Energy — 4.0%
Energy — 4.0%
ConocoPhillips	700,000	34,363,000
Telecommunication Services — 2.1%
Telecommunication Services — 2.1%
Telephone and Data Systems, Inc. - Special	660,985	17,542,542
Other — 0.0%
Other — 0.0%
Adelphia Recovery Trust, Series ACC-7*#	3,535,000	—
Total Common Stocks (Cost $786,555,237)		733,898,508

CORPORATE BONDS — 0.9%	Principal amount or shares	Value
Mohawk Industries, Inc.
6.5% 1/15/11 (Cost $7,725,504)	$8,000,000	$8,120,000

SHORT-TERM SECURITIES — 15.6%
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.03%(a)	16,370,935	16,370,935
U.S . Treasury Bills, 0.11% to 0.16%, 7/15/10 to 8/19/10(b)	$118,000,000	117,990,280
Total Short-Term Securities
(Cost $134,361,186)		134,361,215
Total Investments in Securities
(Cost $928,641,927)		876,379,723
Other Liabilities in Excess of Other Assets — (1.9%)		(16,460,146)
Net Assets — 100.0%		$859,919,577
Net Asset Value Per Share		$23.82

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at June 30, 2010.
(b)	Interest rate presented represents the yield to maturity at the date of purchase.

weitzfunds.com 15

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Partners Value Fund declined -6.1% in the second calendar quarter, compared to a -11.4% decline for the S&P 500. For the calendar year-to-date, the Fund returned +6.1% compared to a -6.6% decline for the S&P 500. After a strong run, Liberty Media – Interactive pulled back sharply during the quarter (-31%) on fears of a renewed slowdown in consumer spending. Technology companies Microsoft (-21%) and Dell (-20%) also detracted from the Fund’s returns despite posting decent operating results. Long-term care pharmacy operator Omnicare fell -16%, while cable operator Liberty Global declined -10% on concerns about the European economy. All of these companies continue to generate significant free cash flow and maintain strong competitive positions. Their stocks all trade at significant discounts to our business value estimates and remain among the Fund’s largest holdings. Coinstar (+32%) was a notable bright spot for the Fund, as its Redbox division continues to expand profitably and take market share from brick and mortar DVD retailers.

Portfolio activity was above average during the quarter due to stock market volatility. We continue to find value in larger, high quality companies. New purchases Google, Aon Corporation, Texas Instruments, Monsanto and United Parcel Service operate in vastly different industries but all fit this bill. Other new positions included small-cap companies SandRidge Energy, an Oklahoma City-based natural gas and oil producer, and The Knot, which operates the leading website catering to couples planning weddings. We exited relatively small positions in WellPoint, ITT Educational Services, Discovery Holdings and Daily Journal Corporation to focus on companies with more attractive risk/reward profiles.

In other activity, we significantly increased our holdings in Accenture plc and Microsoft. Both companies have terrific businesses and brands, maintain pristine balance sheets and are prodigious cash generators. We think their stocks offer an attractive blend of downside protection and healthy total return potential. Berkshire Hathaway has many of these same characteristics. While we trimmed shares of this long-time favorite, Berkshire remains the Fund’s largest position at 5.2% of net assets. We also pared the Fund’s holdings in Comcast, Coinstar and Cabela’s as the stocks rallied. On balance we were significant net buyers during the quarter, and the Fund’s residual cash position fell to 12% of net assets.

Partners Value is a flexible fund with a “go-anywhere” mandate. At quarter end we owned 12 larger companies with market caps greater than $10 billion, 17 medium-sized companies with market caps between $2.5 and $10 billion, and 13 smaller companies with market caps below $2.5 billion. In the table below we have included comparative returns for two established all-cap indices, the Russell 3000 and the Russell 3000 Value. As a reminder, we do not and will not manage our funds to any specific benchmark. Even so, investors may find the supplemental information useful in evaluating the Fund’s longer-term results.

	Total Returns				Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners Value	-6.1%	24.8%	-9.2%	-0.8%	3.1%	9.9%	10.7%	11.1%
S&P 500	-11.4	14.4	-9.8	-0.8	-1.6	6.2	7.7	9.5
Russell 3000	-11.3	15.7	-9.5	-0.5	-0.9	6.4	N/A	N/A
Russell 3000 Value	-11.1	17.6	-12.1	-1.6	2.7	7.4	N/A	N/A

See pages 4 and 17 for additional performance disclosures.

16 Weitz Funds

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Partners Value Fund as compared to the S&P 500 over the periods indicated.

Year	Partners Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1983 (6/1/83)	9.9%	4.2%	5.7%
1984	14.5	6.1	8.4
1985	40.7	31.6	9.1
1986	11.1	18.6	-7.5
1987	4.3	5.1	-0.8
1988	14.9	16.6	-1.7
1989	20.3	31.7	-11.4
1990	-6.3	-3.1	-3.2
1991	28.1	30.5	-2.4
1992	15.1	7.6	7.5
1993	23.0	10.1	12.9
1994	-9.0	1.3	-10.3
1995	38.7	37.6	1.1
1996	19.1	23.0	-3.9
1997	40.6	33.4	7.2
1998	29.1	28.6	0.5

Year	Partners Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1999	22.1%	21.0%	1.1%
2000	21.1	-9.1	30.2
2001	-0.9	-11.9	11.0
2002	-17.0	-22.1	5.1
2003	25.4	28.7	-3.3
2004	15.0	10.9	4.1
2005	-2.4	4.9	-7.3
2006	22.5	15.8	6.7
2007	-8.5	5.5	-14.0
2008	-38.1	-37.0	-1.1
2009	31.3	26.5	4.8
2010 (6/30/10)	6.1	-6.6	12.7
Since Inception:
Cumulative Return	2,074.4	1,160.0	914.4
Avg. Annual Return	12.0	9.8	2.2

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 2000, through June 30, 2010, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2010 was 24.8%, –0.8% and 3.1%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.26% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Partners Value Fund (the “Fund”) is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (the “Partnership”). As of December 31, 1993, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

weitzfunds.com  17

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18  Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)
Top Ten Stocks
Berkshire Hathaway	5.2%
Liberty Global	4.3
Liberty Media - Interactive	4.2
Redwood Trust	4.1
Microsoft	4.1
Omnicare	3.9
Dell	3.6
Accenture	3.4
Tyco	3.1
Willis Group Holdings	2.8
% of Net Assets	38.7%

Industry Sectors
Consumer Discretionary	31.5%
Information Technology	16.8
Financials	14.9
Materials	7.3
Health Care	6.3
Energy	4.7
Industrials	3.8
Telecommunication Services	2.1
Consumer Staples	0.6
Short-Term Securities/Other	12.0
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended June 30, 2010
Net Purchases ($mil)		Net Sales ($mil)
Accenture	$14.7	Coinstar	$18.9
SandRidge Energy (new)	13.3	Berkshire Hathaway	14.1
Google (new)	12.7	Comcast	10.3
Aon (new)	11.7	Liberty Media - Capital	6.9
Microsoft	11.7	Cabela’s	6.5
Other (net)	26.4		$56.7
	$90.5
Net Portfolio Purchases	$33.8

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2010
Positive ($mil)		Negative ($mil)
Coinstar	$10.1	Liberty Media - Interactive	$(10.4)
Liberty Media - Capital	2.2	Microsoft	(5.7)
AutoZone	1.1	Dell	(4.9)
Brown & Brown	0.3	Omnicare	(3.8)
Martin Marietta Materials	0.3	Liberty Global	(2.9)
	$14.0	Other (net)	(22.7)
			$(50.4)
		Net Portfolio Losses	$(36.4)

weitzfunds.com  19

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2010 • (UNAUDITED)
COMMON STOCKS — 88.0%	Shares	Value
Consumer Discretionary — 31.5%

Broadcasting & Cable TV — 9.1%
Liberty Global, Inc. - Series C*	950,000	$24,690,500
Liberty Media Corp. - Starz - Series A*	300,000	15,552,000
Comcast Corp. - CL A Special	700,000	11,501,000
		51,743,500
Retailing — 7.5%
Liberty Media Corp. - Interactive - Series A*	2,300,000	24,150,000
AutoZone, Inc.*	55,000	10,627,100
Cabela’s, Inc. - CL A*	575,000	8,130,500
		42,907,600
Consumer Services — 6.0%
Coinstar, Inc.*	344,855	14,818,419
Weight Watchers International, Inc.	400,000	10,276,000
Interval Leisure Group, Inc.*	730,000	9,088,500
		34,182,919
Media — 3.6%
The Washington Post Co. - CL B	18,278	7,502,753
Liberty Media Corp. - Capital - Series A*	164,892	6,910,624
Live Nation Entertainment, Inc.*	609,400	6,368,230
		20,781,607
Education Services — 3.3%
Grand Canyon Education, Inc.*	370,000	8,669,100
Apollo Group, Inc. - CL A*	170,000	7,219,900
Strayer Education, Inc.	15,000	3,118,350
		19,007,350
Consumer Durables & Apparel — 2.0%
Mohawk Industries, Inc.* (a)	250,000	11,440,000
		180,062,976

	Shares	Value
Information Technology — 16.8%
Software & Services — 11.7%
Microsoft Corp.	1,020,000	$23,470,200
Accenture plc - CL A	500,000	19,325,000
Google, Inc. - CL A*	26,000	11,568,700
ACI Worldwide, Inc.*	350,000	6,814,500
The Knot, Inc.*	750,000	5,835,000
		67,013,400
Technology Hardware & Equipment — 5.1%
Dell, Inc.*	1,700,000	20,502,000
Texas Instruments, Inc.	365,000	8,497,200
		28,999,200
		96,012,600
Financials — 14.9%
Insurance — 10.8%
Berkshire Hathaway, Inc. - CL B*	375,000	29,883,750
Willis Group Holdings Ltd.	535,000	16,076,750
Aon Corp.	300,000	11,136,000
Brown & Brown, Inc.	225,000	4,306,500
		61,403,000
Mortgage REIT’s — 4.1%
Redwood Trust, Inc.*	1,617,385	23,678,517
		85,081,517
Materials — 7.3%
Construction Materials — 5.5%
Eagle Materials, Inc.	525,000	13,613,250
Martin Marietta Materials, Inc.	160,000	13,569,600
Vulcan Materials Co.	100,000	4,383,000
		31,565,850
Fertilizers & Agricultural Chemicals — 1.3%
Monsanto Co.	155,000	7,164,100
Metals & Mining — 0.5%
Compass Minerals International, Inc.	40,000	2,811,200
		41,541,150

20 Weitz Funds

	Shares	Value
Health Care — 6.3%
Health Care Equipment & Services — 6.3%
Omnicare, Inc.	950,000	$22,515,000
Laboratory Corp. of America Holdings*	180,000	13,563,000
		36,078,000
Energy — 4.7%
Energy — 4.7%
ConocoPhillips	320,000	15,708,800
SandRidge Energy, Inc.*	1,900,000	11,077,000
		26,785,800
Industrials — 3.8%
Industrial Conglomerates — 3.1%
Tyco International Ltd.	500,000	17,615,000
Transportation — 0.7%
United Parcel Service, Inc. - CL B	70,000	3,982,300
		21,597,300
Telecommunication Services — 2.1%
Telecommunication Services — 2.1%
Telephone and Data Systems, Inc. - Special	449,800	11,937,692
Consumer Staples — 0.6%
Household & Personal Products — 0.6%
Energizer Holdings, Inc.*	70,000	3,519,600
Other — 0.0%
Other — 0.0%
Adelphia Recovery Trust, Series ACC-7*#	2,310,000	—
Total Common Stocks
(Cost $523,083,867)		502,616,635

SHORT-TERM SECURITIES — 11.2%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.03%(b)	11,017,962	$11,017,962
U.S. Treasury Bills, 0.09% to 0.16%, 7/15/10 to 8/12/10(c)	$53,000,000	52,995,377
Total Short-Term Securities
(Cost $64,013,808)		64,013,339
Total Investments in Securities
(Cost $587,097,675)		566,629,974
Options Written — 0.0%		(118,750)
Other Assets in Excess of Other Liabilities — 0.8%		4,521,629
Net Assets — 100.0%		$571,032,853
Net Asset Value Per Share		$17.13

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Mohawk Industries, Inc.	Aug. 2010 / $55	125,000	$(106,250)
Mohawk Industries, Inc.	Aug. 2010 / $65	125,000	(12,500)
Total Options Written
(premiums received $1,093,734)			$(118,750)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged on outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at June 30, 2010.
(c)	Interest rate presented represents the yield to maturity at the date of purchase.

 weitzfunds.com  21

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Partners III Opportunity Fund declined -6.1% in the second calendar quarter, compared to a -11.4% decline for the S&P 500. For the calendar year-to-date, the Fund returned +8.9% compared to a -6.6% decline for the S&P 500. After a strong run, Liberty Media – Interactive pulled back sharply during the quarter (-31%) on fears of a renewed slowdown in consumer spending. Technology companies Microsoft (-21%) and Dell (-20%), as well as long-term care pharmacy operator Omnicare (-16%), detracted from the Fund’s returns despite posting decent operating results. All of these companies continue to generate significant free cash flow and maintain strong competitive positions. Their stocks now trade at among the largest discounts to our business value estimates. Coinstar (+32%) was a notable bright spot for the Fund, as its Redbox division continued to expand profitably and take market share from brick and mortar DVD retailers. The Fund’s short positions also generated positive returns as the broader stock market fell.

SandRidge Energy was our largest new purchase this quarter. SandRidge is an Oklahoma City-based natural gas and oil company that focuses on traditional, conventional reservoirs with predictable production profiles and shallow decline rates. The pending acquisition of Arena Resources will increase the company’s exposure to oil, tighten its geographic focus, and strengthen its balance sheet. SandRidge trades at less than $6 per share, and we think the stock is worth at least $10, perhaps substantially more if natural gas prices surprise to the upside. We also continue to find value in larger, high quality companies. As examples, we established positions in Aon Corporation, Texas Instruments and Monsanto, while adding to the Fund’s holdings of Accenture plc and Microsoft. Hewitt Associates and Laboratory Corporation of America are smaller-sized businesses that share similar “quality” characteristics.

While we were net buyers during the quarter, we did pare the Fund’s holdings of Liberty Media – Capital and Coinstar after the stocks posted 76% and 55% year-to-date returns, respectively. We also trimmed shares of long-time favorite Berkshire Hathaway, which remains the Fund’s largest position at 6.4% of net assets. We sold former top ten holdings Comcast and WellPoint to focus on stocks with more upside, and we eliminated the Fund’s small positions in Corporate Executive Board, The Washington Post and EOG Resources.

The Fund is 82% “net long” at quarter end, up from 77% at March 31, 2010. Long positions equal 98% of net assets and short positions are 16% of net assets. The Fund’s short positions remain tilted to broad-based small and mid-cap stock ETF’s, though we covered some of that short exposure as markets declined during the quarter. In the table below we have included comparative returns for two established all-cap indices, the Russell 3000 and the Russell 3000 Value. As a reminder, we do not and will not manage our funds to any specific benchmark. Even so, investors may find the supplemental information useful in evaluating the Fund’s longer-term results.

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners III	-6.1%	30.7%	-5.1%	0.9%	8.2%	12.0%	12.2%	12.3%
S&P 500	-11.4	14.4	-9.8	-0.8	-1.6	6.2	7.7	9.5
Russell 3000	-11.3	15.7	-9.5	-0.5	-0.9	6.4	N/A	N/A
Russell 3000 Value	-11.1	17.6	-12.1	-1.6	2.7	7.4	N/A	N/A

See pages 4 and 23 for additional performance disclosures.

22 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (the “Partnership”).

Year	Partner III (1)	S&P 500 (2)	Relative Results (1)-(2)
1983 (6/1/83)	8.6%	4.2%	4.4%
1984	11.2	6.1	5.1
1985	38.6	31.6	7.0
1986	8.5	18.6	-10.1
1987	-1.4	5.1	-6.5
1988	19.5	16.6	2.9
1989	19.4	31.7	-12.3
1990	-5.5	-3.1	-2.4
1991	23.2	30.5	-7.3
1992	13.5	7.6	5.9
1993	32.3	10.1	22.2
1994	-11.1	1.3	-12.4
1995	43.3	37.6	5.7
1996	25.0	23.0	2.0
1997	37.1	33.4	3.7
1998	10.9	28.6	-17.7

Year	Partner III (1)	S&P 500 (2)	Relative Results (1)-(2)
1999	10.6%	21.0%	-10.4%
2000	32.4	-9.1	41.5
2001	6.6	-11.9	18.5
2002	-16.1	-22.1	6.0
2003	42.6	28.7	13.9
2004	22.1	10.9	11.2
2005	-0.7	4.9	-5.6
2006	20.4	15.8	4.6
2007	-12.9	5.5	-18.4
2008	-34.4	-37.0	2.6
2009	42.0	26.5	15.5
2010 (6/30/10)	8.9	-6.6	15.5
Since Inception:
Cumulative Return	2,503.2	1,160.0	1,343.2
Avg. Annual Return	12.8	9.8	3.0

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 2000, through June 30, 2010 as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of Partners III for the one, five and ten year periods ended June 30, 2010 was 30.7%, 0.9% and 8.2%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.80% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of Partners III is measured from June 1, 1983, the inception of the Partnership. As of December 30, 2005, Partners III succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

weitzfunds.com  23

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24   Weitz Funds

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway	6.4%
Liberty Media - Interactive	4.8
Redwood Trust	4.7
Microsoft	4.4
Omnicare	4.3
Liberty Global	4.2
Liberty Media - Starz	4.2
Discovery Communications	4.0
Dell	3.6
ConocoPhillips	3.6
% of Net Assets	44.2%

Industry Sectors
Consumer Discretionary	36.0%
Information Technology	23.5
Financials	16.6
Energy	6.5
Health Care	5.5
Materials	4.8
Industrials	2.2
Consumer Staples	1.1
Telecommunication Services	1.0
Corporate Bonds	0.7
Total Long Positions	97.9
Securities Sold Short	(15.9)
Net Long Positions	82.0
Short Proceeds/Other	18.0
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended June 30, 2010
Net Purchases ($mil)		Net Sales ($mil)
SandRidge Energy (new)	$9.5	Liberty Media - Capital	$10.2
Aon (new)	8.1	Berkshire Hathaway	9.8
Texas Instruments (new)	7.9	Coinstar	8.2
Accenture	7.0	Comcast (eliminated)	7.7
Microsoft	6.0	WellPoint (eliminated)	3.2
Other (net)	31.7		$39.1
	$70.2
Net Portfolio Purchases	$31.1

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2010
Positive ($mil)		Negative ($mil)
Coinstar	$4.5	Liberty Media - Interactive	$(5.6)
Short Positions	3.4	Microsoft	(2.8)
Liberty Media - Capital	1.8	Dell	(2.2)
AutoZone	0.3	Omnicare	(1.9)
Washington Post	0.2	SandRidge Energy	(1.6)
	$10.2	Other (net)	(13.1)
			$(27.2)
		Net Portfolio Losses	$(17.0)

weitzfunds.com  25

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2010 • (UNAUDITED)

COMMON STOCKS — 97.2%	Shares	Value
Consumer Discretionary — 36.0%
Broadcasting & Cable TV — 13.5%
Liberty Global, Inc. - Series C* (a)	440,000	$11,435,600
Liberty Media Corp. - Starz - Series A*	220,000	11,404,800
Discovery Communications, Inc. - CL C*(a)	350,000	10,825,500
Cumulus Media, Inc. - CL A*	1,136,290	3,033,894
		36,699,794
Retailing — 7.5%
Liberty Media Corp. - Interactive - Series A* (a)	1,250,000	13,125,000
Cabela’s, Inc. - CL A* (a)	310,000	4,383,400
AutoZone, Inc.*	15,000	2,898,300
		20,406,700
Consumer Services — 6.2%
Coinstar, Inc.*	155,000	6,660,350
Weight Watchers International, Inc.	250,000	6,422,500
Interval Leisure Group, Inc.*	320,000	3,984,000
		17,066,850
Media — 4.2%
Liberty Media Corp. - Capital - Series A* (a)	148,216	6,211,733
Live Nation Entertainment, Inc.*	503,400	5,260,530
		11,472,263
Education Services — 2.9%
Grand Canyon Education, Inc.*	250,000	5,857,500
Apollo Group, Inc. - CL A*	50,000	2,123,500
		7,981,000
Consumer Durables & Apparel — 1.7%
Mohawk Industries, Inc.* (a)	100,000	4,576,000
		98,202,607

	Value	Shares
Information Technology — 23.5%
Software & Services — 17.0%
Microsoft Corp.	520,000	$11,965,200
Accenture plc - CL A	240,000	9,276,000
ACI Worldwide, Inc.*	330,000	6,425,100
The Knot, Inc.*	700,000	5,446,000
Google, Inc. - CL A* (a)	12,000	5,339,400
Hewitt Associates, Inc. - CL A*	150,000	5,169,000
Intelligent Systems Corp.* # †	2,270,000	2,837,500
		46,458,200
Technology Hardware & Equipment — 6.5%
Dell, Inc.*	820,000	9,889,200
Texas Instruments, Inc.	320,000	7,449,600
Continental Resources* #	700	280,000
		17,618,800
		64,077,000
Financials — 16.6%
Insurance — 11.9%
Berkshire Hathaway, Inc. - CL B* (a)	220,000	17,531,800
Aon Corp.	210,000	7,795,200
Willis Group Holdings Ltd.	240,000	7,212,000
		32,539,000
Mortgage REIT’s — 4.7%
Redwood Trust, Inc.* (a)	870,000	12,736,800
		45,275,800
Energy — 6.5%
Energy — 6.5%
ConocoPhillips(a)	200,000	9,818,000
SandRidge Energy, Inc.*	1,350,000	7,870,500
		17,688,500
Health Care — 5.5%
Health Care Equipment & Services — 5.5%
Omnicare, Inc.(a)	500,000	11,850,000
Laboratory Corp. of America Holdings*	40,000	3,014,000
		14,864,000

26  Weitz Funds

	Shares	Value
Materials — 4.8%
Construction Materials — 3.8%
Eagle Materials, Inc.	200,000	$5,186,000
Martin Marietta Materials, Inc.	60,000	5,088,600
		10,274,600
Fertilizers & Agricultural Chemicals — 1.0%
Monsanto Co.	60,000	2,773,200
		13,047,800
Industrials — 2.2%
Industrial Conglomerates — 2.2%
Tyco International Ltd.	170,000	5,989,100
Consumer Staples — 1.1%
Household & Personal Products — 1.1%
Energizer Holdings, Inc.*	60,000	3,016,800
Telecommunication Services — 1.0%
Telecommunication Services — 1.0%
Telephone and Data Systems, Inc. - Special(a)	101,152	2,684,574
Total Common Stocks
(Cost $251,339,220)		264,846,181

CORPORATE BONDS — 0.7%	Principal amount	Value
Mohawk Industries, Inc. 6.5% 1/15/11 (Cost $1,926,231)	$2,000,000	2,030,000

SHORT-TERM SECURITIES — 2.5%	Shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.03%(b) (Cost $6,873,706)	6,873,706	$6,873,706
Total Investments in Securities
(Cost $260,139,157)		273,749,887
Due From Broker(a) — 17.7%		48,173,483
Securities Sold Short — (15.8%)		(42,925,300)
Options Written — (0.1%)		(324,100)
Other Liabilities in Excess of Other Assets — (2.2%)		(6,108,291)
Net Assets — 100.0%		$272,565,679
Net Asset Value Per Share		$9.53

SECURITIES SOLD SHORT — (15.8%)
Discovery Communications, Inc. - CL A	390,000	$(13,926,900)
Ishares Russell 2000 Fund	220,000	(13,437,600)
Ishares Russell 2000 Value Fund	160,000	(9,126,400)
Ishares Russell Midcap Fund	80,000	(6,434,400)
Total Securities Sold Short (proceeds $52,565,181)		$(42,925,300)

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Mohawk Industries, Inc.	Aug. 2010 / $55	50,000	$(42,500)
Mohawk Industries, Inc.	Aug. 2010 / $65	50,000	(5,000)
Monsanto Co.	Oct. 2010 / $50	40,000	(85,600)
			(133,100)
Put Options
Monsanto Co.	Oct. 2010 / $47.50	40,000	(191,000)
Total Options Written
(premiums received $760,060)			$(324,100)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged as collateral on securities sold short and outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at June 30, 2010.

weitzfunds.com    27

HICKORY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Hickory Fund declined -4.0% in the second calendar quarter, compared to a -11.4% decline for the S&P 500. For the calendar year-to-date, the Fund returned +11.4% compared to a -6.6% decline for the S&P 500. Two stocks generated outsized contributions during the quarter, one positive and one negative. Coinstar rose 32% as the company’s Redbox division continued to expand profitably and take market share from brick and mortar DVD retailers. After a strong run, Liberty Media – Interactive pulled back sharply during the quarter (-31%) on fears of a renewed slowdown in consumer spending. The stock trades at a significant discount to our value estimate and remains the Fund’s largest holding. Hickory’s other consumer stocks posted mixed results, as declines at Energizer Holdings (-20%), Mohawk Industries (-16%) and Live Nation (-28%) more than offset gains at Liberty Media – Capital (+15%) and AutoZone (+12%).

We established large positions in two new stocks this quarter. SandRidge Energy is an Oklahoma City-based natural gas and oil company. SandRidge is focused on traditional, conventional reservoirs with predictable production profiles and shallow decline rates. The pending acquisition of Arena Resources will increase the company’s exposure to oil, tighten its geographic focus, and strengthen its balance sheet. SandRidge trades at less than $6 per share, and we think the stock is worth at least $10, perhaps substantially more if natural gas prices surprise to the upside. Hewitt Associates is a leading provider of human resources outsourcing and consulting services. The company has an extremely strong brand and an impressive, loyal client list. Hewitt’s core business generates high operating margins and free cash flows. Part of our thesis is that the struggling business process outsourcing segment will gradually improve in the coming years. Hewitt trades at roughly 11 times our earnings estimates, and we think business value is in the mid-$50’s per share.

In other activity, we sold The Buckle and Corporate Executive Board at healthy gains as both stocks approached our estimates of business value. We also trimmed the Fund’s positions in Liberty Media – Capital and Coinstar after the stocks posted 76% and 55% year-to-date returns, respectively. In contrast, we added to the Fund’s holdings in Omnicare and Energizer Holdings on weakness. Finally, we established small new positions in Vulcan Materials, eHealth, HSN and FLIR Systems, mostly late in the quarter. The Fund’s residual cash position was 22% of net assets at quarter end, as strong inflows slightly outweighed substantial net buying activity.

The Hickory Fund invests in a subset of our best smaller company ideas. All of Hickory’s stock investments are in companies with market caps under $10 billion, and half of those companies have market caps of less than $2.5 billion. In the table below we have included comparative returns for the Russell 2500 and the Russell 2500 Value, two indices that represent small and medium sized companies (colloquially known as “smid cap” in industry jargon). As a reminder, we do not and will not manage our funds to any specific benchmark. Even so, investors may find the supplemental information useful in evaluating the Fund’s longer-term results.

	Total Returns		Average Annual Total Returns
	3 Mos.	1Year	3 Year	5 Year	10 Year	15 Year
Hickory	-4.0%	33.1%	-9.6%	-1.2%	1.6%	9.4%
S&P 500	-11.4	14.4	-9.8	-0.8	-1.6	6.2
Russell 2500	-10.0	24.0	-8.0	1.0	4.2	8.3
Russell 2500 Value	-10.2	26.5	-9.3	-0.1	7.6	9.5

See pages 4 and 29 for additional performance disclosures.

28 Weitz Funds

HICKORY FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Hickory Fund as compared to the S&P 500 over the periods indicated.
Year	Hickory (1)	S&P 500 (2)	Relative Results (1)-(2)
1993 (4/1/93)	20.3%	5.5%	14.8%
1994	-17.3	1.3	-18.6
1995	40.5	37.6	2.9
1996	35.3	23.0	12.3
1997	39.2	33.4	5.8
1998	33.0	28.6	4.4
1999	36.7	21.0	15.7
2000	-17.2	-9.1	-8.1
2001	-4.6	-11.9	7.3
2002	-29.3	-22.1	-7.2
2003	47.9	28.7	19.2

Year	Hickory (1)	S&P 500 (2)	Relative Results (1)-(2)
2004	22.6%	10.9%	11.7%
2005	-0.2	4.9	-5.1
2006	22.8	15.8	7.0
2007	-13.1	5.5	-18.6
2008	-41.6	-37.0	-4.6
2009	36.5	26.5	10.0
2010 (6/30/10)	11.4	-6.6	18.0

Since Inception:
Cumulative Return	357.8	218.4	139.4
Avg. Annual Return	9.2	6.9	2.3

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 2000, through June 30, 2010, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2010 was 33.1%, –1.2% and 1.6%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.33% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com 29

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30 Weitz Funds

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Liberty Media - Interactive	4.8%
Redwood Trust	4.6
Liberty Global	4.5
Omnicare	4.5
Liberty Media - Starz	4.3
Willis Group Holdings	3.7
Laboratory Corp. of America	3.4
SandRidge Energy	2.9
Coinstar	2.9
Hewitt Associates	2.7
% of Net Assets	38.3%

Industry Sectors
Consumer Discretionary	38.5%
Financials	9.8
Health Care	8.3
Information Technology	7.6
Materials	5.7
Energy	2.9
Consumer Staples	2.7
Telecommunication Services	2.2
Short-Term Securities/Other	22.3
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended June 30, 2010
Net Purchases ($mil)		Net Sales ($mil)
SandRidge Energy (new)	$8.5	Liberty Media - Capital	$5.7
Hewitt Associates (new)	7.1	Coinstar	5.1
Omnicare	5.2	The Buckle (eliminated)	1.9
Energizer Holdings	3.2	Corporate Executive Board (eliminated)	1.6
Willis Group Holdings	2.5	Telephone & Data Systems	0.3
Other (net)	23.0		$14.6
	$49.5
Net Portfolio Purchases	$34.9

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2010
Positive ($mil)		Negative ($mil)
Coinstar	$3.2	Liberty Media - Interactive	$(4.6)
Liberty Media - Capital	1.3	Omnicare	(1.7)
AutoZone	0.5	SandRidge Energy	(1.5)
Brown & Brown	0.2	Energizer Holdings	(1.1)
The Buckle	0.1	Mohawk Industries	(1.0)
	$5.3	Other (net)	(5.7)
			(15.6)
		Net Portfolio Losses	$(10.3)

weitzfunds.com 31

HICKORY FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2010 • (UNAUDITED)

COMMON STOCKS — 77.7%	Shares	Value
Consumer Discretionary — 38.5%
Broadcasting & Cable TV — 9.9%
Liberty Global, Inc. - Series C*	420,000	$10,915,800
Liberty Media Corp. -
Starz - Series A*	200,000	10,368,000
Cumulus Media, Inc. - CL A*	772,400	2,062,308
CIBL, Inc.#	1,005	402,000
		23,748,108
Retailing — 9.3%
Liberty Media Corp. -
Interactive - Series A*	1,100,000	11,550,000
Cabela’s, Inc. - CL A*	380,000	5,373,200
AutoZone, Inc.*	25,000	4,830,500
HSN, Inc.*	30,000	720,000
		22,473,700
Consumer Services — 7.3%
Coinstar, Inc.*	160,000	6,875,200
Weight Watchers International, Inc.	250,000	6,422,500
Interval Leisure Group, Inc.*	350,000	4,357,500
		17,655,200
Media — 6.1%
Liberty Media Corp. -
Capital - Series A*	130,000	5,448,300
Live Nation Entertainment, Inc.*	490,000	5,120,500
Ascent Media Corp. - CL A*	100,000	2,526,000
The Washington Post Co. - CL B	4,000	1,641,920
		14,736,720
Education Services — 3.4%
Grand Canyon Education, Inc.*	250,000	5,857,500
Strayer Education, Inc.(a)	7,000	1,455,230
ITT Educational Services, Inc.*	10,000	830,200
		8,142,930
Consumer Durables & Apparel — 2.5%
Mohawk Industries, Inc.* (a)	130,000	5,948,800
		92,705,458

	Shares	Value
Financials — 9.8%
Insurance — 5.2%
Willis Group Holdings Ltd.	300,000	$9,015,000
Brown & Brown, Inc.	180,000	3,445,200
		12,460,200
Mortgage REIT’s — 4.5%
Redwood Trust, Inc.*	750,000	10,980,000
Thrifts & Mortgage Finance — 0.1%
Tree.com, Inc.*	40,000	252,800
		23,693,000
Health Care — 8.3%
Health Care Equipment & Services — 8.0%
Omnicare, Inc.	460,000	10,902,000
Laboratory Corp. of America Holdings*	110,000	8,288,500
		19,190,500
Managed Health Care — 0.3%
eHealth, Inc.*	70,000	795,900
		19,986,400
Information Technology — 7.6%
Software & Services — 7.5%
Hewitt Associates, Inc. - CL A*	190,000	6,547,400
ACI Worldwide, Inc.*	336,025	6,542,407
The Knot, Inc.*	639,200	4,972,976
		18,062,783
Hardware & Equipment — 0.1%
FLIR Systems, Inc.*	10,000	290,900
		18,353,683

32   Weitz Funds

	Shares	Value
Materials — 5.7%
Construction Materials — 4.9%
Eagle Materials, Inc.	210,000	$5,445,300
Martin Marietta Materials, Inc.	60,000	5,088,600
Vulcan Materials Co.	30,000	1,314,900
		11,848,800
Metals & Mining — 0.8%
Compass Minerals International, Inc.	25,000	1,757,000
		13,605,800
Energy — 2.9%
Energy — 2.9%
SandRidge Energy, Inc.*	1,200,000	6,996,000
Consumer Staples — 2.7%
Household & Personal Products — 2.7%
Energizer Holdings, Inc.*	130,000	6,536,400
Telecommunication Services — 2.2%
Telecommunication Services — 2.2%
Telephone and Data Systems, Inc. -
Special	102,900	2,730,966
LICT Corp.* #	1,005	2,472,300
ICTC Group, Inc. - CL A* #	13,065	146,328
		5,349,594
Total Common Stocks (Cost $187,590,217)		187,226,335

SHORT-TERM SECURITIES — 25.9%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.03%(b)	4,384,553	$4,384,553
U.S. Treasury Bills, 0.09% to 0.13%, 7/29/10 to 8/19/10(c)	$58,000,000	57,990,554
Total Short-Term Securities (Cost $62,377,747)		62,375,107
Total Investments in Securities (Cost $249,967,964)		249,601,442
Options Written — (0.0%)		(50,250)
Other Liabilities in Excess of Other Assets — (3.6%)		(8,538,372)
Net Assets — 100.0%		$241,012,820
Net Asset Value Per Share		$30.51

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Mohawk Industries, Inc.	Aug. 2010 / $55	50,000	$(42,500)
Mohawk Industries, Inc.	Aug. 2010 / $65	55,000	(5,500)
Strayer Education, Inc.	July 2010 / $250	5,000	(2,250)
Total Options Written (premiums received $522,742)			$(50,250)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged on outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at June 30, 2010.
(c)	Interest rate presented represents the yield to maturity at the date of purchase.

weitzfunds.com 33

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton

The Balanced Fund declined -4.2% in the second calendar quarter, compared to a -5.7% decline for the Blended Index. For the calendar year-to-date, the Fund returned +2.5% compared to a -2.2% decline for the Blended Index. Coinstar was a standout again this quarter as its Redbox division continued to expand profitably and take market share from brick and mortar DVD retailers. Both the stock (+32%) and the convertible bonds (sold at a healthy gain) delivered exceptional returns. Technology companies Microsoft (-21%) and Dell (-20%) detracted from the Fund’s returns despite posting decent operating results. Monsanto Company fell -35% on a disappointing earnings release and outlook, while Apollo Group declined -31% on mounting regulatory concerns in the for-profit education industry. After a strong run, Liberty Media – Interactive pulled back sharply (-31%) on fears of a renewed slowdown in consumer spending. All of these companies continue to generate significant free cash flow and maintain strong competitive positions. Their stocks now trade at among the largest discounts to our business value estimates.

We were net buyers of stocks during the quarter. In particular, we continue to find value in large, higher quality companies. New positions Aon Corporation, Praxair, Lockheed Martin, Target and Omnicom Group operate in vastly different industries but all fit this bill. We also added to the Fund’s holdings in Accenture plc, Wal-Mart Stores, ConocoPhillips and Monsanto. FLIR Systems was our other new purchase this quarter. FLIR is a global leader in infrared cameras, night vision Principal and thermal imaging systems sold into both government and amount or commercial markets. The company’s proprietary technology, low cost production and wide distribution have contributed to very strong operating margins. FLIR has a long runway of potential growth, and the management team has a solid track record of allocating capital wisely. The stock trades at $29, and we think business value is in the upper $30’s per share.

In aggregate the Fund’s bonds generated modest positive returns with few surprises during the quarter. Our outlook for fixed income securities from today’s price levels is subdued. We did not purchase any new corporate bonds or mortgage-backed securities (MBS) in the second quarter. As a result our corporate exposure is little changed at 12% of net assets, while MBS account for another 8% of net assets. We have avoided Treasuries in recent quarters and continue to do so. This decision has held back our returns modestly in the short-run as investors have been drawn to the perceived safety and soundness of U.S. government obligations.

As a result of the activity described above, the Fund’s equity exposure increased to 59% of net assets. Various corporate and MBS bonds represent another 20%, while cash reserves account for the remaining 21% of net assets. This allocation falls out of our bottom-up search for value. While the Fund has room for more equities and bonds, we are likely to focus on the common stocks of high quality companies under current market conditions.

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	Since Inception
Balanced Fund	-4.2%	16.9%	-3.9%	1.0%	3.2%
Blended Index	-5.7	12.0	-3.1	1.6	3.4
S&P 500	-11.4	14.4	-9.8	-0.8	2.6
Barclays Intermediate Credit	3.0	8.3	7.0	5.3	4.6

See page 4 for additional performance disclosures.

34 Weitz Funds

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

TopTen Stocks
Microsoft	2.5%
United Parcel Service	2.3
Martin Marietta Materials	2.3
Accenture	2.2
Redwood Trust	2.2
Omnicare	2.1
Dell	2.0
Laboratory Corp. of America	2.0
Wal-Mart	1.9
Comcast	1.8
% of Net Assets	21.3%

Industry Sectors
Consumer Discretionary	17.9%
Financials	9.1
Materials	8.6
Information Technology	8.5
Consumer Staples	4.5
Health Care	4.1
Industrials	3.5
Energy	3.2
Total Common Stocks	59.4
Short-Term Securities/Other	20.1
Corporate Bonds	11.7
Mortgage-Backed Securities	8.4
Taxable Municipal Bonds	0.4
Total Bonds & Short-Term Securities	40.6
Net Assets	100.0%

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2010
Positive (000’s)		Negative (000’s)
Coinstar	$979	Monsanto	$(473)
AutoZone	96	Liberty Media - Interactive	(435)
Brown & Brown	65	Microsoft	(421)
FLIR Systems	62	Omnicare	(275)
Discovery Communications	38	Apollo Group	(274)
	$1,240	Other (net)	(2,381)
			$(4,259)
		Net Portfolio Losses	$(3,019)

weitzfunds.com  35

BALANCED FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2010 • (UNAUDITED)

COMMON STOCKS — 59.4%	Shares	Value
Consumer Discretionary — 17.9%
Broadcasting & Cable TV — 4.9%
Comcast Corp. - CL A Special	80,000	$1,314,400
Liberty Global, Inc. - Series A*	30,000	779,700
Liberty Media Corp. -
Starz - Series A*	15,000	777,600
Discovery Communications, Inc. - CL C*	25,000	773,250
		3,644,950
Retailing — 3.9%
Liberty Media Corp. -
Interactive - Series A*	100,000	1,050,000
AutoZone, Inc.*	4,000	772,880
Target Corp.	12,500	614,625
Cabela’s, Inc. - CL A*	30,000	424,200
		2,861,705
Consumer Services — 3.4%
Coinstar, Inc.*	21,000	902,370
Weight Watchers International, Inc.	35,000	899,150
Interval Leisure Group, Inc.*	60,000	747,000
		2,548,520
Education Services — 3.3%
Grand Canyon Education, Inc.*	50,000	1,171,500
Apollo Group, Inc. - CL A*	15,000	637,050
Strayer Education, Inc.	3,000	623,670
		2,432,220
Media — 1.5%
Omnicom Group, Inc.	17,500	600,250
Live Nation Entertainment, Inc.*	50,000	522,500
		1,122,750
Consumer Durables & Apparel — 0.9%
Mohawk Industries, Inc.*	15,000	686,400
		13,296,545

	Shares	Value
Financials — 9.1%
Insurance — 6.9%
Aon Corp.	35,000	$1,299,200
Willis Group Holdings Ltd.	40,000	1,202,000
Berkshire Hathaway, Inc. - CL B*	15,000	1,195,350
Brown & Brown, Inc.	50,000	957,000
The Progressive Corp.	25,000	468,000
		5,121,550
Mortgage REIT’s — 2.2%
Redwood Trust, Inc.*	110,000	1,610,400
		6,731,950
Materials — 8.6%

Construction Materials — 4.6%
Martin Marietta Materials, Inc.	20,000	1,696,200
Eagle Materials, Inc.	37,500	972,375
Vulcan Materials Co.	17,500	767,025
		3,435,600

Industrial Gases — 1.5%
Praxair, Inc.	15,000	1,139,850
Fertilizers & Agricultural Chemicals — 1.5%
Monsanto Co.	24,000	1,109,280
Metals & Mining — 1.0%
Compass Minerals International, Inc.	10,000	702,800
		6,387,530
Information Technology — 8.5%
Software & Services — 5.5%
Microsoft Corp.	80,000	1,840,800
Accenture plc - CL A	42,500	1,642,625
ACI Worldwide, Inc.*	30,000	584,100
		4,067,525
Technology Hardware & Equipment — 3.0%
Dell, Inc.*	125,000	1,507,500
FLIR Systems, Inc.*	25,000	727,250
		2,234,750
		6,302,275

36   Weitz Funds

	Shares	Value
Consumer Staples — 4.5%
Hypermarkets & Super Centers — 2.0%
Wal-Mart Stores, Inc.	30,000	$1,442,100
Food Beverage & Tobacco — 1.7%
Diageo plc - Sponsored ADR	20,000	1,254,800
Household & Personal Products — 0.8%
The Procter & Gamble Co.	10,000	599,800
		3,296,700
Health Care — 4.1%
Health Care Equipment & Services — 4.1%
Omnicare, Inc.	65,000	1,540,500
Laboratory Corp. of America Holdings*	20,000	1,507,000
		3,047,500
Industrials — 3.5%
Transportation — 2.3%
United Parcel Service, Inc. - CL B	30,000	1,706,700
Aerospace & Defense — 1.2%
Lockheed Martin Corp.	12,000	894,000
		2,600,700
Energy — 3.2%
Energy — 3.2%
ConocoPhillips	25,000	1,227,250
Apache Corp.	6,000	505,140
EOG Resources, Inc.	4,500	442,665
Devon Energy Corp.	3,500	213,220
		2,388,275
Total Common Stocks (Cost $41,915,300)		44,051,475

CORPORATE BONDS — 11.7%	Principal amount	Value
American Express Credit Corp. 7.3% 8/20/13	$650,000	$736,454
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	304,646
Comcast Corp. 6.5% 1/15/15	300,000	344,665
4.95% 6/15/16	193,000	207,891
Dell, Inc. 5.625% 4/15/14	250,000	280,561
Host Hotels & Resorts LP 6.875% 11/01/14	500,000	501,250
JP Morgan Chase & Co. 4.75% 5/01/13	100,000	106,751
Level 3 Financing, Inc. 9.25% 11/01/14	750,000	684,375
Liberty Media LLC 5.7% 5/15/13	750,000	770,625
Markel Corp. 6.8% 2/15/13	300,000	321,647
Mohawk Industries, Inc. 6.5% 1/15/11	400,000	406,000
QVC, Inc. 7.125% 4/15/17(d)	400,000	394,000
Texas Industries, Inc. 7.25% 7/15/13	250,000	243,125
Time Warner Cable, Inc. 5.4% 7/02/12	250,000	267,171
7.5% 4/01/14	120,000	139,543
USG Corp. 6.3% 11/15/16	800,000	694,000
Valmont Industries, Inc. 6.875% 5/01/14	350,000	357,000
WellPoint, Inc. 6.0% 2/15/14	250,000	280,566
Wells Fargo & Co. 3.98% 10/29/10	250,000	252,068
4.375% 1/31/13	750,000	793,361
Willis North America, Inc. 6.2% 3/28/17	250,000	260,589
WM Wrigley Jr. Co. 4.3% 7/15/10	350,000	350,875
Total Corporate Bonds (Cost $7,810,688)		8,697,163

weitzfunds.com  37

BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

MORTGAGE-BACKED SECURITIES — 8.4%(c)	Principal amount	Value
Federal Home Loan Mortgage Corporation — 4.3%
Collateralized Mortgage Obligations — 4.3%
3028 CL MB — 5.0% 2026 (0.3 years)	$78,628	$79,362
2945 CL PC — 5.5% 2028 (0.4 years)	345,375	349,148
2975 CL OD — 5.5% 2027 (0.5 years)	800,000	815,777
3200 CL AD — 5.5% 2029 (0.6 years)	239,276	244,133
R001 CL AE — 4.375% 2015 (0.8 years)	195,344	199,957
2831 CL AB — 5.0% 2018 (1.3 years)	142,480	148,980
2542 CL LD — 5.0% 2022 (1.3 years)	437,708	460,086
2926 CL AB — 5.0% 2019 (1.4 years)	378,924	396,185
2627 CL LE — 3.0% 2017 (1.7 years)	460,295	471,930
		3,165,558
Federal National Mortgage Association — 3.3%
Collateralized Mortgage Obligations — 3.3%
2003-4 CL PD — 5.0% 2016 (0.4 years)	258,454	261,764
2005-59 CL PB — 5.5% 2028 (0.8 years)	643,762	660,597
2003-83 CL VA — 5.5% 2014 (1.0 years)	197,962	205,580
2002-91 CL QG — 5.0% 2018 (2.4 years)	750,000	804,633
2003-9 CL DB — 5.0% 2018 (3.3 years)	500,000	543,116
		2,475,690
Non-Government Agency — 0.8%
Collateralized Mortgage Obligations — 0.8%
CDMC 2003-7P CL A4 — 3.37% 2017 (Adjustable Rate) (1.4 years)(d)	411,363	387,895
Chase 2004-S1 CL A6 — 4.5% 2019 (2.9 years)	232,491	213,851
		601,746
Total Mortgage-Backed Securities (Cost $6,028,410)		6,242,994

TAXABLE MUNICIPAL BONDS — 0.4%	Principal amount or shares	Value
University of California 4.85% 5/15/13 (Cost $298,806)	$300,000	$325,725

SHORT-TERM SECURITIES — 20.8%
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.03%(a)	381,998	381,998
U.S. Treasury Bills, 0.11% to 0.16%, 7/15/10 to 8/19/10(b)	$15,000,000	14,998,510
Total Short-Term Securities (Cost $15,380,604)		15,380,508
Total Investments in Securities (Cost $71,433,808)		74,697,865
Other Liabilities in Excess of Other Assets — (0.7%)		(548,540)
Net Assets — 100.0%		$74,149,325
Net Asset Value Per Share		$10.13

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at June 30, 2010.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

38 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Short-Intermediate Income Fund returned +1.4% in the second calendar quarter, compared to a +3.0% return for the Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark. For the calendar year-to-date, the Fund returned +3.2% compared to +4.6% for the BCIGC.

Commentary
News stories out of Europe took center stage in the second quarter and led, at times, to extreme price action in both the U.S. equity and fixed-income markets. While the problems in Europe didn’t develop overnight, investor reaction seemed to. Televised reports from Greece of protestors clashing with police in response to proposed economic austerity measures were a stark reminder to investors that the credit crisis which began in 2007 had entered a new phase. The financial crisis that caused what many call the Great Recession has led to a sharp increase in government debt in the developed world as many nations borrowed to stimulate local economies. Outside of wartime, this increase in sovereign debt is unprecedented. For some nations, like Greece, this extra debt burden came at a time when their finances were already stretched.

This attention on sovereign states’ deteriorating fiscal position and growing concern about their ability to repay their bills led to a marked increase in risk aversion. Added to these overseas concerns was domestic economic data that continued to highlight a sluggish recovery marked by high unemployment, modest income growth, lower housing wealth, and tight credit. What had been a ‘risk on’ trade for approximately a year quickly morphed into a ‘risk off’ trade in the second quarter as investors shunned not only highly indebted nations, like Greece, but nearly all risk assets including U.S. equities and corporate bonds.

U.S. Treasury bonds were the hands down winner in the second quarter performance derby as investors sought their perceived safety and soundness in a race to flee risk assets, particularly Euro-denominated sovereign debt like Greece. Interest rates declined dramatically and prices rose all across the Treasury yield curve. The 2-year Treasury yield hit an all-time low during the quarter, declining 45 basis points (a basis point represents one one-hundredth of a percentage point) to 0.60% at June 30. The 10-year Treasury yield fell below 3% for the first time since April 2009, down approximately one full percent to 2.9% at quarter-end. Time will tell if America deserves these low interest rates or if it has simply been the beneficiary of, currently, possessing a reserve currency and of being, as the magazine The Economist recently described, “the one-eyed currency in the land of the blind.”

Below investment-grade, or high-yield bonds were the performance laggards (prices declined) during the quarter as they took their cue from the equity market. Higher quality, investment-grade corporate bonds, however, benefited from the significant rally in U.S. government bonds, the base rates for corporate bond pricing. They failed, though, to keep pace with their Treasury counterparts as spreads widened during the quarter, the first spread widening in over a year. A broad measure of corporate bond spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) composed by Merrill Lynch rose from 163 basis points at March 31 to 209 at June 30.

Fund Review
Principal contributors to our Fund’s results in the quarter were U.S. Treasury bonds (up as much as 8%) and most of our investment-grade corporate bond investments as they benefited from the decline in the base Treasury rates. Reflecting the strong tail wind provided by the large decline in base Treasury rates, approximately 90% of Fund holdings contributed positive investment results to performance in the quarter. Noteworthy corporate bond contributors included Willis Group 7-year notes, Coinstar 4-year convertible bonds (sold during the quarter), Berkshire Hathaway 8-year notes, and Washington Post 9-year bonds.

Detractors to Fund performance included Redwood Trust common stock (down 3.4%) and some non investment-grade investments such as USG 6-year; Level 3 4-year and QVC 7-and 9-year bonds. Despite this quarter’s price declines, we feel confident about the future income and return potential of this portion of our portfolio. Our decision to retain a meaningful cash/reserve position (approximately 20% at quarter end) and our overall low portfolio duration was also a limiter to Fund results in the quarter.

Investment activity in the quarter was concentrated in the corporate bond portion of our portfolio and included additions to existing positions in Expedia, Republic Services, Mohawk Industries, Vornado Realty Trust, Leucadia National Corporation and Valmont Industries. New positions include, for example, 5- and 6-year callable bonds issued by DIRECTV and 3- and 4-year bonds issued by Wrigley’s (now owned by Mars and a subsidiary of Berkshire Hathaway) at spreads to Treasuries and absolute yields that we believe compensate us for the incremental risk of ownership.

We also continued to add high-quality ‘step-up’ notes issued by various government agencies as a way to capture reasonable interest income and protect against a possible rise in rates. These shorter-term securities, presently 8 years or less, provide an increasing rate of interest over the life of the bonds. An example would be Freddie Mac ‘step-up’ notes maturing in 2018. This bond provides a 3% interest rate for 3 years and 5% thereafter. Further, the bond becomes callable by the issuer at par in December of this year. If not called within the 3 years, the issuer loses its right to call the bonds and it becomes a non-callable 5-year bond. The possible rising coupon and revaluation should this investment become a 5-year non-callable bond will help lessen any decline in value if interest rates rise.

weitzfunds.com  39

Overall portfolio metrics changed modestly during the quarter with the average maturity decreasing to 3.6 from 3.9 years and average duration declined to 1.7 from 1.9 years. Sector weightings were also mostly unchanged during the quarter. The overall credit quality of our portfolio remains high with approximately 62% of the portfolio invested in AAA-rated securities, U.S. Treasury, U.S. government agency-guaranteed Mortgage-Backed Securities (MBS) and cash.

Fund Strategy Review
Given the increased number of new shareholders in the Fund in the past year, we thought it might be helpful to review the Fund’s investment strategy. Longtime shareholders may wish to skip this section or read it as a review.

Our investment approach consists primarily of investing in a portfolio of mostly high quality, short-to-intermediate-term bonds where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk. We do not and will not try to mimic any particular index as we construct our portfolio. We select assets for our portfolio one security at a time based on our view of opportunities in the marketplace. Our corporate bond research is supplemented by credit work we do on companies and industries in the course of our equity analysis.

Over the years, our portfolio has often been constructed with a shorter average life (i.e. duration) and higher quality than the BCIGC. We chose this benchmark to highlight that we could periodically invest longer term and/or lower quality when conditions warrant. The effect over time of our portfolio construction (typically shorter average life) has been a penalty when interest rates fall but a boost to performance when rates rise.

For a small portion of our portfolio (currently about 11% but Principal never greater than 15%), we may also invest in other fixed- amount or income related investments that have favorable risk/reward share value characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or high dividend paying common stock). These types of investments have generally enhanced our Fund’s historical returns.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize our investment (or reinvestment) yield and avoid making interest rate “bets,” particularly ones that depend on interest rates going down. We are willing to trade some upside in a rapidly falling interest-rate environment in exchange for enhanced capital preservation.

Outlook
In closing, we would echo/repeat the comments from our Annual Report. Today’s lower credit spread environment leaves few undiscovered areas of opportunity between various fixed-income sectors. Coupled with the ultra low Treasury interest rates, we encourage fixed-income investors to temper future return expectations. While the prospects for inflation, the bond investor’s boogeyman, appear low for the remainder of 2010, we remain wary of the longer-term inflationary implications of the enormous deficit spending to combat the credit crisis. Hopefully we can learn from the Greek experience and avoid serious fiscal and monetary mistakes. Absent evidence of fiscal restraint, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

	Total Return		Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Short-Intermediate Income Fund	7.6%	6.9%	5.3%	5.6%	5.6%	6.1%
Barclays Capital Indexes:
Intermediate U.S. Government/Credit	8.3	7.0	5.3	6.1	6.0	6.7
1-5 Year U.S. Government/Credit	5.6	6.0	4.9	5.4	5.5	6.1
1-3 Year U.S. Government/Credit	3.8	5.1	4.5	4.8	5.1	5.6

See page 4 for additional performance disclosures.

40  Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality Ratings
U.S. Treasury	7.1%
U.S. Government Agency Mortgage Related Securities	25.1
Aaa/AAA	8.6
Aa/AA	4.5
A/A	5.7
Baa/BBB	16.6
Ba/BB	6.1
B/B	2.3
Caa/CCC	0.8
Non-rated	0.6
Common Stocks	1.5
Short-Term Securities/Other	21.1
Net Assets	100.0%

Sector Breakdown
Corporate Bonds	35.0%
Mortgage-Backed Securities	25.6
Short-Term Securities/Other	21.1
Government Agency	7.9
U.S. Treasury	7.1
Taxable Municipal Bonds	1.8
Common Stocks	1.5
Net Assets	100.0%

Financial Attributes
Average Maturity	3.6 years
Average Duration	1.7 years
Average Coupon	4.0%
30-Day SEC Yield at 6-30-10	2.5%

Maturity Distribution
Short-Term Securities/Other	21.1%
Less than 1 Year	4.9
1 to 3 Years	33.6
3 to 5 Years	13.9
5 to 7 Years	14.9
7 to 10 Years	9.9
10 Years or more	0.2
Common Stock	1.5
Net Assets	100.0%

weitzfunds.com   41

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2010 • (UNAUDITED)

CORPORATE BONDS — 35.0%	Principal amount	Value
American Express Co.
Centurion Bank 5.55% 10/17/12	$2,000,000	$2,150,988
Credit Corp. 7.3% 8/20/13	3,260,000	3,693,600
FSB Bank 5.55% 10/17/12	1,609,000	1,730,470
FSB Bank 6.0% 9/13/17	2,500,000	2,747,950
8.125% 5/20/19	1,000,000	1,243,648
Anheuser-Busch InBev
5.375% 11/15/14(d)	4,000,000	4,377,552
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,388,004
Berkshire Hathaway Finance Corp.
4.2% 12/15/10	375,000	380,807
2.125% 2/11/13	3,000,000	3,064,854
4.6% 5/15/13	3,000,000	3,259,224
4.625% 10/15/13	2,129,000	2,325,911
4.85% 1/15/15	1,500,000	1,649,100
5.4% 5/15/18	5,000,000	5,562,370
Boston Properties LP
5.625% 4/15/15	2,000,000	2,165,732
5.875% 10/15/19	4,000,000	4,287,156
Comcast Corp.
10.625% 7/15/12	2,000,000	2,328,608
6.5% 1/15/15	2,081,000	2,390,823
4.95% 6/15/16	675,000	727,082
5.15% 3/01/20	3,000,000	3,146,826
Comstock Resources, Inc.
6.875% 3/01/12	3,000,000	2,992,500
Dell, Inc.
5.625% 4/15/14	1,250,000	1,402,806
Diageo Capital plc
4.85% 5/15/18	3,941,000	4,028,439
DIRECTV Holdings
4.75% 10/01/14	2,000,000	2,120,178
6.375% 6/15/15	8,000,000	8,320,000
7.625% 5/15/16	7,000,000	7,612,773
Expedia, Inc.
7.456% 8/15/18	10,000,000	11,012,500
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,161,140
Home Depot, Inc.
4.625% 8/15/10	1,500,000	1,505,921
Host Hotels & Resorts LP
6.875% 11/01/14	5,000,000	5,012,500
JP Morgan Chase & Co.
5.35% 2/01/12 (Bear Stearns Co., Inc.)	2,000,000	2,115,252
4.75% 5/01/13	1,900,000	2,028,275
5.15% 10/01/15	5,500,000	5,891,369
6.3% 4/23/19	2,500,000	2,828,590

	Principal amount	Value
Kraft Foods, Inc.
2.625% 5/08/13	$1,000,000	$1,019,651
Leucadia National Corp.
7.125% 3/15/17	7,000,000	6,790,000
Level 3 Financing, Inc.
9.25% 11/01/14	2,000,000	1,825,000
Liberty Media LLC
5.7% 5/15/13	8,240,000	8,466,600
Markel Corp.
6.8% 2/15/13	10,261,000	11,001,413
7.125% 9/30/19	4,566,000	5,017,934
Mead Johnson Nutrition Co.
3.5% 11/01/14(d)	2,000,000	2,072,628
Mohawk Industries, Inc.
6.5% 1/15/11	3,695,000	3,750,425
6.875% 1/15/16	7,905,000	8,082,863
News America Holdings
9.25% 2/01/13	2,222,000	2,617,940
Omnicare, Inc.
6.125% 6/01/13	6,793,000	6,759,035
QVC, Inc.
7.125% 4/15/17(d)	6,600,000	6,501,000
7.5% 10/01/19(d)	4,000,000	3,950,000
Republic Services, Inc. (Allied Waste)
7.125% 5/15/16	9,200,000	9,878,840
6.875% 6/01/17	3,050,000	3,329,099
Swiss Re (General Electric Global Insurance)
6.45% 3/01/19	5,000,000	5,349,735
Target Corp.
8.6% 1/15/12	3,000,000	3,314,751
Texas Industries, Inc.
7.25% 7/15/13	1,250,000	1,215,625
Time Warner Cable, Inc.
5.4% 7/02/12	2,000,000	2,137,364
7.5% 4/01/14	1,700,000	1,976,860
Time Warner, Inc.
6.875% 5/01/12	4,189,000	4,565,654
UnitedHealth Group, Inc.
4.75% 2/10/14	178,000	190,714
USG Corp.
6.3% 11/15/16	5,000,000	4,337,500
Valmont Industries, Inc.
6.875% 5/01/14	6,240,000	6,364,800
Vornado Realty Trust
4.25% 4/01/15	9,315,000	9,269,999
Washington Post Co.
7.25% 2/01/19	3,500,000	4,184,870

42    Weitz Funds

	Principal amount	Value
WellPoint, Inc.
5.0% 1/15/11	$1,000,000	$1,019,651
6.0% 2/15/14	2,000,000	2,244,526
Wells Fargo & Co.
3.98% 10/29/10	1,750,000	1,764,480
4.375% 1/31/13	4,000,000	4,231,260
3.75% 10/01/14	6,000,000	6,148,974
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,368,073
Whirlpool Corp.
8.0% 5/01/12	1,000,000	1,094,436
Willis North America, Inc.
6.2% 3/28/17	13,576,000	14,151,011
WM Wrigley Jr. Co.
4.3% 7/15/10	5,285,000	5,298,213
3.05% 6/28/13(d)	7,500,000	7,546,275
3.7% 6/30/14(d)	7,500,000	7,592,872
XTO Energy, Inc.
5.75% 12/15/13	2,250,000	2,557,831
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,062,294
Total Corporate Bonds (Cost $279,373,436)		294,703,144

MORTGAGE-BACKED SECURITIES — 25.6%(c)
Federal Home Loan Mortgage Corporation — 12.9%
Collateralized Mortgage Obligations — 11.3%
2692 CL QT — 4.5% 2018 (0.2 years)	277,158	277,804
2765 CL JN — 4.0% 2019 (0.3 years)	304,020	306,531
2743 CL HC — 4.5% 2015 (0.3 years)	882,048	890,605
2945 CL PC — 5.5% 2028 (0.4 years)	1,381,502	1,396,592
2975 CL OD — 5.5% 2027 (0.5 years)	2,700,000	2,753,249
3200 CL NA — 5.5% 2032 (0.6 years)	1,039,538	1,058,932
3200 CL AD — 5.5% 2029 (0.6 years)	4,067,686	4,150,256
2587 CL UD — 5.5% 2031 (0.7 years)	5,032,261	5,152,561
R001 CL AE — 4.375% 2015 (0.8 years)	1,172,063	1,199,743
R009 CL AJ — 5.75% 2018 (1.0 years)	748,894	776,126
3098 CL HA — 5.5% 2023 (1.0 years)	2,169,149	2,238,693
2999 CL NB — 4.5% 2017 (1.1 years)	4,000,000	4,125,392
2829 CL DJ — 4.5% 2018 (1.2 years)	3,382,530	3,504,152
R010 CL AB — 5.5% 2019 (1.2 years)	3,548,306	3,704,959
3036 CL JH — 5.0% 2031 (1.2 years)	3,737,357	3,870,970
2831 CL AB — 5.0% 2018 (1.3 years)	569,921	595,920
3042 CL HA — 5.5% 2029 (1.3 years)	2,529,737	2,642,541

	Principal amount	Value
2579 CL PC — 5.5% 2032 (1.3 years)	$2,382,873	$2,487,823
2549 CL PD — 5.5% 2031 (1.3 years)	4,485,142	4,683,353
R011 CL AB — 5.5% 2020 (1.3 years)	1,375,281	1,439,720
2906 CL HK — 5.0% 2032 (1.4 years)	3,984,679	4,142,150
2947 CL B — 5.0% 2032 (1.5 years)	1,668,481	1,739,285
2627 CL LE — 3.0% 2017 (1.7 years)	805,517	825,878
2937 CL HJ — 5.0% 2019 (1.8 years)	3,191,519	3,387,482
3229 CL HB — 5.0% 2025 (1.8 years)	2,428,764	2,559,392
3556 CL MA — 5.0% 2037 (1.9 years)	2,841,658	3,030,098
3562 CL KA — 4.0% 2022 (2.0 years)	8,796,814	9,183,005
2574 CL JM — 5.0% 2022 (2.1 years)	1,631,808	1,743,356
3544 CL KA — 4.5% 2023 (2.2 years)	8,028,024	8,516,342
3566 CL DB — 4.0% 2022 (2.2 years)	8,462,682	8,855,740
3170 CL EA — 4.5% 2020 (2.4 years)	3,725,920	3,945,039
		95,183,689
Pass-Through Securities — 1.6%
1386 — 5.0% 2018 (2.4 years)	240,403	258,398
18190 — 5.5% 2022 (2.5 years)	389,311	420,890
13300 — 4.5% 2023 (2.6 years)	3,912,213	4,137,585
18296 — 4.5% 2024 (2.8 years)	8,032,544	8,482,727
		13,299,600
		108,483,289
Federal National Mortgage Association — 11.9%
Collateralized Mortgage Obligations — 8.9%
2003-113 CL PC — 4.0% 2015 (0.1 years)	88,821	88,943
2003-16 CL PD — 5.0% 2016 (0.7 years)	2,500,000	2,563,597
2004-81 CL KC — 4.5% 2017 (0.7 years)	1,543,190	1,581,204
2005-59 CL PB — 5.5% 2028 (0.8 years)	1,980,807	2,032,606
2006-9 CL GA — 5.5% 2033 (1.1 years)	4,226,512	4,378,409
2003-27 CL DW — 4.5% 2017 (1.1 years)	1,000,000	1,038,149
2006-22 CL DA — 5.5% 2033 (1.2 years)	1,536,150	1,597,128
2003-92 CL PD — 4.5% 2017 (1.2 years)	2,486,176	2,586,505
2005-9 CL A — 5.0% 2031 (1.2 years)	2,533,548	2,622,961
2006-78 CL AV — 6.5% 2017 (1.4 years)	1,686,043	1,787,711
2006-21 CL CA — 5.5% 2029 (1.4 years)	2,018,620	2,112,340
2007-32 CL BA — 5.5% 2034 (1.5 years)	6,179,221	6,462,206
2003-43 CL EX — 4.5% 2017 (1.6 years)	438,533	459,542
2003-39 CL LC — 5.0% 2022 (1.6 years)	613,789	649,601
2004-40 CL BA — 4.5% 2018 (1.7 years)	2,715,344	2,850,620
2008-54 CL EC — 5.0% 2035 (1.8 years)	5,691,432	5,962,652

weitzfunds.com  43

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

	Principal amount	Value
2007-42 CL YA — 5.5% 2036 (1.8 years)	$2,970,728	$3,150,583
2009-27 CL JA — 5.0% 2036 (1.8 years)	3,123,990	3,274,056
2003-37 CL QD — 5.0% 2032 (1.9 years)	3,138,885	3,304,299
2003-86 CL KT — 4.5% 2018 (2.0 years)	1,265,779	1,314,546
2009-52 CL DC — 4.5% 2023 (2.0 years)	2,760,853	2,911,434
2010-9 CL CA — 5.0% 2037 (2.2 years)	16,170,059	17,025,683
2009-44 CL A — 4.5% 2023 (2.5 years)	3,425,576	3,620,814
2003-9 CL DB — 5.0% 2018 (3.3 years)	1,000,000	1,086,232
		74,461,821
Pass-Through Securities — 3.0%
254863 — 4.0% 2013 (1.3 years)	218,296	223,269
255291 — 4.5% 2014 (1.7 years)	343,980	354,993
256982 — 6.0% 2017 (2.1 years)	703,491	752,659
251787 — 6.5% 2018 (2.4 years)	23,621	26,052
888439 — 5.5% 2022 (2.5 years)	1,641,144	1,776,410
888595 — 5.0% 2022 (2.5 years)	1,897,403	2,031,555
254907 — 5.0% 2018 (2.5 years)	783,001	842,277
930667 — 4.5% 2024 (2.8 years)	11,220,530	11,863,410
357414 — 4.0% 2018 (2.9 years)	3,328,508	3,520,872
357985 — 4.5% 2020 (3.1 years)	927,211	988,014
725232 — 5.0% 2034 (3.8 years)	2,943,354	3,130,656
		25,510,167
		99,971,988
Government National Mortgage Association — 0.3%
Collateralized Mortgage Obligations — 0.3%
GNR 2004-80 CL GC — 5.0% 2031
(0.7 years)	3,000,000	3,022,311
Non-Government Agency — 0.5%
Collateralized Mortgage Obligations — 0.5%
CMSI 2003-11 CL 2A1 — 5.5% 2033
(0.7 years)	425,217	427,619
GMACM 2003-J4 CL 3A1 — 4.75% 2018
(1.1 years)	1,540,680	1,581,932
CDMC 2003-7P CL A4 — 3.37% 2017
(Adjustable Rate) (1.4 years)(d)	1,234,089	1,163,684
WAMU 2003-S7 CL A1 — 4.5% 2018
(2.4 years)	646,024	657,049
Chase 2004-S1 CL A6 — 4.5% 2019
(2.9 years)	286,757	263,766
		4,094,050
Total Mortgage-Backed Securities
(Cost $211,068,359)		215,571,638

TAXABLE MUNICIPAL BONDS — 1.8%	Principal amount	Value
Fond Du Lac Cnty, Wisconsin
3.0% 9/01/12	$2,900,000	$2,959,247
Stratford, Connecticut 6.55% 2/15/13	500,000	510,500
University of California 4.85% 5/15/13	990,000	1,074,893
Nebraska Public Power District
5.14% 1/01/14	1,000,000	1,093,910
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,506,800
6.0% 9/01/15	1,220,000	1,341,463
Menomonee Falls, Wisconsin
4.25% 11/01/14	2,000,000	2,078,020
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	834,731
4.788% 6/01/18	1,000,000	1,020,270
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,325,895
Total Taxable Municipal Bonds
(Cost $14,199,573)		14,745,729
U.S.TREASURY AND GOVERNMENT AGENCY — 15.0%
U.S. Treasury — 7.1%
U.S. Treasury Note
1.125% 12/15/11	15,000,000	15,145,320
2.625% 4/30/16	6,000,000	6,165,936
3.0% 8/31/16	5,000,000	5,218,750
3.0% 9/30/16	6,000,000	6,257,346
3.125% 10/31/16	6,000,000	6,294,846
3.25% 3/31/17	10,000,000	10,539,060
3.125% 5/15/19	10,000,000	10,210,160
		59,831,418
Government Agency — 7.9%
Fannie Mae
2.0% 6/24/13	7,000,000	7,076,195
1.5% 6/10/15(e)	6,000,000	6,013,296
1.4% 6/30/15(e)	8,000,000	8,008,744
3.0% 9/16/15	6,000,000	6,091,356
2.0% 12/29/15(e)	8,000,000	8,024,840
2.25% 2/10/16(e)	6,000,000	6,010,584
2.0% 6/28/18(e)	8,000,000	8,047,576
Freddie Mac
5.5% 9/15/11	1,000,000	1,060,143
5.0% 11/13/14	3,000,000	3,395,265
3.0% 3/17/15	6,000,000	6,109,392
3.0% 12/28/18(e)	6,000,000	6,060,684
		65,898,075
Total U.S. Treasury and Government Agency
(Cost $122,501,454)		125,729,493

44 Weitz Funds

	Principal amount or shares	Value
COMMON STOCKS — 1.5%
Redwood Trust, Inc.*	859,965	$12,589,888
Newcastle Investment Corp.*	45,000	120,600
Total Common Stocks
(Cost $13,187,479)		12,710,488

SHORT-TERM SECURITIES — 20.1%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.03%(a)	44,931,915	44,931,915
U.S. Treasury Bills, 0.09% to 0.23%,
7/29/10 to 8/26/10(b)	$124,000,000	123,974,283
Total Short-Term Securities
(Cost $168,912,549)		168,906,198
Total Investments in Securities
(Cost $809,242,850)		832,366,690
Other Assets Less Other Liabilities — 1.0%		8,750,794
Net Assets — 100.0%		$841,117,484
Net Asset Value Per Share		$12.34

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at June 30, 2010.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at June 30, 2010.

weitzfunds.com 45

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Nebraska Tax-Free Income Fund returned +1.5% in the second calendar quarter, compared to a +1.7% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the calendar year-to-date, the Fund returned +2.2% compared to +2.5% for our Fund’s primary benchmark.

Commentary

News stories out of Europe took center stage in the second quarter and led, at times, to extreme price action in both the U.S. equity and fixed-income markets. While the problems in Europe didn’t develop overnight, investor reaction seemed to. Televised reports from Greece of protestors clashing with police in response to proposed economic austerity measures was a stark reminder to investors that the credit crisis which began in 2007 had entered a new phase.

The financial crisis that caused what many call the Great Recession has led to a sharp increase in government debt in the developed world as many nations borrowed to stimulate local economies. Outside of wartime, this increase in sovereign debt is unprecedented. For some nations, like Greece, this extra debt burden came at a time when their finances were already stretched.

This attention on sovereign states’ deteriorating fiscal position and growing concern about their ability to repay their bills led to a marked increase in risk aversion. Added to these overseas concerns was domestic economic data that continued to highlight a sluggish recovery marked by high unemployment, modest income growth, lower housing wealth, and tight credit. What had been a ‘risk on’ trade for approximately a year quickly morphed into a ‘risk off’ trade in the second quarter as investors shunned not only highly indebted nations, like Greece, but nearly all risk assets including U.S. equities and corporate bonds.

Like Greece, the finances of state and local governments that back the $2.8 trillion municipal bond market were also in the spotlight in the quarter. Some states (California and Illinois, for example) wrestled to amend 2010 budgets due to revenue shortfalls and larger than expected deficits. However, in the midst of news that could have proved unsettling, municipal bonds performed reasonably well, generating coupon income returns with modest price appreciation (our portfolio included). Municipal bond yields declined but less than their Treasury bond counterparts of similar maturities. As a result, municipal bond yields as a percentage of U.S. Treasuries had risen to parity or above at June 30. This relationship of municipal bond yields equaling or exceeding Treasuries is unusual by historic standards given the tax-advantaged income status of municipal bonds (municipal bond income is exempt from federal income tax). History may not be a fair comparison, though, given today’s low absolute yield environment for both municipal and, particularly, U.S. Treasury bonds.

Nearly all of our Fund’s investments added to results during the quarter. Investment activity was modest during the quarter. For example, we added to existing high quality positions in Public Power Generations of Nebraska, Whelan Energy, by purchasing 9-year bonds with a current yield in excess of 4.5% and a yield to maturity that represented approximately 130% of U.S. Treasuries at the time of purchase.

The average duration of our Fund declined to 3.3 from 3.5 years in the previous quarter and the average maturity fell to 6.8 from 7.0 years. Overall asset quality of our portfolio remains high as we remain focused on security selection and ongoing review of our investments’ fiscal position. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Nebraska Tax-Free Income Fund	5.5%	4.5%	3.6%	4.6%	4.7%	5.1%
Barclays Capital 5-Year Municipal Bond Index	6.9	6.8	4.9	5.2	5.1	5.7

See page 4 for additional performance disclosures.

Performance of the Nebraska Tax-Free Income Fund (“NE Tax-Free”) is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (the “Partnership”). As of December 29, 2006, NE Tax-Free succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of NE Tax-Free are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before NE Tax-Free became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

46 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

State Breakdown
Nebraska	80.6%
Commonwealth of Puerto Rico	4.3
Florida	2.6
Arizona	1.3
Hawaii	1.2
District of Columbia	1.1
Illinois	1.0
Minnesota	0.0
Short-Term Securities/Other	7.9
Net Assets	100.0%

Sector Breakdown
Power	20.8%
Higher Education	18.5
Hospital	9.9
Water/Sewer	8.4
General	5.2
Airport/Transportation	5.2
Lease Revenue	4.5
Highway	1.3
Housing	1.1
Total Revenue	74.9
School District	7.6
City/Subdivision	6.2
State/Commonwealth	3.0
Total General Obligation	16.8
Escrow/Pre-Refunded	0.4
Short-Term Securities/Other	7.9
Net Assets	100.0%

Financial Attributes
Average Maturity	6.8 years
Average Duration	3.3 years
Average Coupon	4.0%
30-Day SEC Yield at 6-30-10	2.1%
Municipals exempt from federal and Nebraska income taxes	Approx. 85%
Municipals subject to alternative minimum tax	Approx. 6%

weitzfunds.com  47

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2010 • (UNAUDITED)

MUNICIPAL BONDS — 92.1%	Principal amount	Value
Arizona — 1.3%
Mesa, Highway Project Advancement Notes, Revenue, Series 2009
3.5%, 7/01/15	$1,000,000	$1,034,210
District of Columbia — 1.1%
Metropolitan Washington D.C., Airports Authority, Revenue, Refunding, Series 1999A, AMT
5.25%, 10/01/16	900,000	910,431
Florida — 2.6%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,132,050
Miami, Dade County, Aviation Revenue, Series 2010A
4.25%, 10/01/18	1,000,000	1,042,010
		2,174,060
Hawaii — 1.2%
State of Hawaii, Airports System Revenue, Refunding, Series 2010B, AMT
3.0%, 7/01/12	1,000,000	1,024,500
Illinois — 1.0%
Illinois Finance Authority, Revenue, Series 2009A, Northwestern Memorial Hospital
5.0%, 8/15/17	245,000	266,859
Illinois Health Facility Authority, Revenue, Series A, Evangelical Hospital Corp., Escrowed to Maturity
6.75%, 4/15/12	85,000	90,899
Illinois State, Sales Tax Revenue, Series Z
5.0%, 6/15/19	500,000	501,900
		859,658
Minnesota — 0.0%
Minnesota State Housing Financial Agency, Single Family Mortgage, Series D
6.0%, 1/01/16	15,000	15,032
Nebraska — 80.6%
Adams County, Hospital Authority #1, Revenue, Mary Lanning Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	261,340
4.4%, 12/15/17	250,000	260,815
5.3%, 12/15/18	700,000	700,406
Bellevue, Development Revenue, Series 2010A, Bellevue University Project
2.75%, 12/01/15	1,000,000	1,008,530

	Principal amount	Value
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series A, 4.5%, 6/15/12	$500,000	$500,940
Series B, 4.65%, 6/15/12	500,000	501,000
Dawson County, Lexington Public School District #001, General Obligation, Refunding
1.75%, 12/15/12	355,000	358,983
2.15%, 12/15/13	490,000	498,697
Douglas County, Educational Facility Revenue, Series A, Creighton University Project, FGIC Insured
3.5%, 9/01/12	255,000	266,791
Douglas County, Hospital Authority #1, Revenue, Refunding, Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	250,000	250,092
Quality Living Inc. Project
4.7%, 10/01/17	255,000	214,062
Douglas County, Hospital Authority #2, Revenue, Boys Town Project
4.75%, 9/01/28	500,000	510,495
Children’s Hospital Obligated Group
5.25%, 8/15/20	1,000,000	1,046,470
5.5%, 8/15/21	1,430,000	1,511,982
Nebraska Medical Center Project
5.0%, 11/15/14	380,000	413,337
5.0%, 11/15/15	295,000	320,989
Douglas County, Hospital Authority #3, Revenue, Refunding, Nebraska Methodist Health System
5.5%, 11/01/18	500,000	539,090
Douglas County, Elkhorn Public School District #10, Series 2010B
3.0%, 6/15/16	525,000	541,779
Douglas County, Millard Public School District #17, Refunding FSA Insured, 4.0%, 11/15/13	500,000	535,420
4.0%, 6/15/17	750,000	793,417
Douglas County, Ralston Public School District #54, FSA Insured
5.125%, 12/15/21	500,000	521,300
5.2%, 12/15/26	500,000	516,680
Douglas County, Zoo Facility Revenue, Refunding, Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	628,038
4.75%, 9/01/17	200,000	211,642

48 Weitz Funds

	Principal amount	Value
Grand Island, Electric Revenue, MBIA Insured
5.0%, 8/15/14	$500,000	$519,215
5.125%, 8/15/16	500,000	519,830
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC Insured
4.1%, 9/01/14	480,000	492,245
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured
3.3%, 4/01/13	870,000	885,956
3.45%, 4/01/14	650,000	660,744
Hastings, Electric System Revenue, Refunding, FSA Insured
5.0%, 1/01/19	750,000	773,415
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	415,622
3.0%, 11/15/17	640,000	635,840
Lancaster County, Hospital Authority #1, Revenue, Refunding, Bryan LGH Medical Center
Series A, 5.0%, 6/01/16	500,000	527,375
Series A, 5.0%, 6/01/17	500,000	522,260
Series B-2, LOC - U.S. Bank, 0.28%, 6/01/31 (Variable Rate Demand Note)	250,000	250,000
Lincoln, Airport Authority Revenue, Refunding
5.2%, 7/01/19	200,000	200,212
Lincoln, Certificates of Participation, Series 2008
3.0%, 3/15/11	1,085,000	1,105,572
Lincoln, Electric System Revenue, Refunding
5.0%, 9/01/10	500,000	504,020
5.0%, 9/01/18	1,000,000	1,124,420
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,041,260
Lincoln, Parking Revenue, Refunding, Series A
5.375%, 8/15/14	250,000	250,925
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured
5.0%, 6/15/16	885,000	972,057
Lincoln, Water Revenue
5.0%, 8/15/22	800,000	828,128
Lincoln County, North Platte School District #001, General Obligation, Refunding
2.0%, 12/15/13	770,000	785,800
Municipal Energy Agency of Nebraska, Power Supply System Revenue, Refunding, Series A
AMBAC Insured, 5.0%, 4/01/13	380,000	404,012
BHAC Insured, 5.0%, 4/01/20	500,000	568,820

	Principal amount	Value
Nebraska Educational Financial Authority, Revenue, Refunding Hastings College Project
5.05%, 12/01/23	$500,000	$505,700
Nebraska Wesleyan University Project, Radian Insured
5.15%, 4/01/22	1,000,000	1,003,410
Nebraska Investment Financial Authority, Revenue, Series A, Drinking Water State Revolving Fund
5.15%, 1/01/16	200,000	202,306
Nebraska Investment Financial Authority, Health Facility Revenue, Hospital Revenue, Great Plains Regional Medical Center Project, Radian Insured
5.0%, 11/15/14	250,000	260,708
Nebraska Investment Financial Authority, Single Family Housing Revenue, Series C, AMT
4.05%, 3/01/12	255,000	259,799
4.05%, 9/01/12	305,000	311,927
4.125%, 3/01/13	335,000	342,762
Nebraska Public Power District, Revenue
Series B, 5.0%, 1/01/15	885,000	1,000,413
Series B-2, 5.0%, 1/01/16	1,000,000	1,107,640
Series B, 5.0%, 1/01/18	800,000	907,352
Series B, 5.0%, 1/01/21	1,000,000	1,099,610
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue, MBIA Insured
4.25%, 7/15/15	405,000	442,126
5.0%, 7/15/16	200,000	225,448
4.0%, 7/15/17	200,000	211,314
Nebraska Utilities Corp., Revenue, University of Nebraska Lincoln Project
5.25%, 1/01/19	750,000	791,985
Omaha, Douglas County, General Obligation, Public Building Commission
5.1%, 5/01/20	750,000	775,253
Omaha, General Obligation, Refunding
3.75%, 6/01/14	1,000,000	1,095,850
5.25%, 10/15/19	250,000	297,905
Omaha, Public Facilities Corp., Lease Revenue, Omaha Baseball Stadium Project
Series 2009, 5.0%, 6/01/23	770,000	847,400
Series 2010, 4.125%, 6/01/29	650,000	639,490
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17	235,000	251,351
3.95%, 10/15/18	240,000	253,992

weitzfunds.com  49

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

	Principal amount	Value
Omaha Public Power District, Electric Revenue Series A, Escrowed to Maturity
7.625%, 2/01/12	$225,000	$240,869
Series A, 4.25%, 2/01/18	900,000	937,737
Series A, 4.1%, 2/01/19	1,000,000	1,069,660
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	1,010,710
Series C, 5.5%, 2/01/14	280,000	312,917
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/12	520,000	560,602
4.0%, 11/15/14	250,000	277,185
Omaha, Special Tax, Revenue, Heritage Development Project, Series 2004
5.0%, 10/15/17	1,090,000	1,226,054
Papillion-La Vista, Sarpy County School District #27, General Obligation
Refunding, Series 2009A,
3.15%, 12/01/17	930,000	948,293
Series 2009, 5.0%, 12/01/28	500,000	530,290
Papillion, Water System Revenue, Bond Anticipation Notes
Series C, 3.0%, 6/15/11	500,000	500,970
Series 2010, 1.65%, 6/15/13	1,000,000	1,000,840
Platte County, Humphrey Public School District #67, General Obligation, Refunding
1.2%, 8/15/10	240,000	240,156
Public Power Generation Agency, Revenue, Whelan Energy Center Unit 2, Series A
AGC-ICC AMBAC Insured, 5.0%, 1/01/19	750,000	826,838
AMBAC Insured, 5.0%, 1/01/18	750,000	827,760
AMBAC Insured, 5.0%, 1/01/26	800,000	827,800
Sarpy County, General Obligation, Sanitary & Improvement District #111, Stoneybrook
5.9%, 3/15/13	300,000	300,807
Sarpy County, General Obligation, Sanitary & Improvement District #112, Leawood Oaks III
6.2%, 2/15/14	105,000	105,276

	Principal amount	Value
Southern Nebraska Public Power District, Electric System Revenue, AMBAC Insured
4.625%, 9/15/21	$1,000,000	$1,057,120
State of Nebraska, Certificates of Participation
Series 2009B, 2.1%, 8/01/13	590,000	601,322
Series 2009C, 2.0%, 11/01/13	700,000	706,769
University of Nebraska, Facilities Corp.
Lease Rental Revenue
UNMC OPPD Exchange Project,
2.75%, 2/15/16	1,185,000	1,223,098
UNMC Research Center Project,
5.0%, 2/15/15	500,000	530,430
UNMC Sorell Center Project,
4.0%, 4/15/11	1,000,000	1,028,600
Deferred Maintenance Revenue
2.0%, 7/15/11	1,000,000	1,016,590
University of Nebraska, University Revenue,
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	2,160,000	2,374,855
Lincoln Parking Project, Refunding
4.0%, 6/01/17	1,070,000	1,146,505
Lincoln Student Fees and Facilities
4.6%, 7/01/17	570,000	601,424
5.0%, 7/01/23	1,000,000	1,077,440
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	422,222
5.0%, 5/15/33	700,000	731,458
Omaha Student Facilities Project
4.5%, 5/15/16	565,000	637,603
5.0%, 5/15/27	800,000	855,576
Wheat Belt Public Power District, Electric System Revenue, Series 2009B
3.2% 9/01/16	330,000	334,267
3.4%, 9/01/17	415,000	418,868
York County, Hospital Authority #1, Revenue, Refunding, Hearthstone Project
2.2% 6/01/12	200,000	202,824
2.7%, 6/01/13	150,000	152,240
		66,597,739

50  Weitz Funds

	Principal amount or shares	Value
Puerto Rico — 4.3%
Commonwealth, General Obligation, Refunding
FGIC Insured, 5.5%, 7/01/11	$990,000	$1,027,858
Series A, Assured Guaranty Insured
5.0%, 7/01/15	845,000	925,022
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	1,056,540
Municipal Finance Agency, General Obligation, 2002 Series A,
FSA Insured, 5.25%, 8/01/16	500,000	529,205
		3,538,625
Total Municipal Bonds
(Cost $73,741,719)		76,154,255

SHORT-TERM SECURITIES — 8.0%
Wells Fargo National Advantage Tax-Free Money Market Fund – Institutional Class 0.20%(a)
(Cost $6,601,370)	6,601,370	6,601,370
Total Investments in Securities
(Cost $80,343,089)		82,755,625
Other Liabilities in Excess of Other Assets — (0.1%)		(96,340)
Net Assets — 100.0%		$82,659,285
Net Asset Value Per Share		$10.23

(a)	Rate presented represents the annualized 7-day yield at June 30, 2010.

weitzfunds.com   51

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Government Money Market Fund closed the second quarter with a 7-day effective yield of 0.06%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Our Fund’s yield, and hence return, remains mired in a near-zero range. Our Fund’s 7-day effective yield was unchanged in the second quarter. The Federal Open Market Committee (FOMC) of the Federal Reserve, and principal rate-setter for the investment universe for our Fund, met twice in the second quarter. At both meetings the FOMC decided to keep the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at “exceptionally low levels for an extended period.” The Fed has maintained this highly unusual target range for the Fed Funds rate at zero to 0.25% since December 2008 in response to low rates of resource utilization, subdued inflation trends, stable inflation expectations and as a means to promote economic recovery. The result has been a collapse in the income returns for short-term investors and savers of all types, from CDs to bank savings accounts to money market mutual funds like ours.

As we have mentioned in previous letters, the Fed Funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days (down from 90 days beginning June 30). As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of June 30, 99.2% of our portfolio was invested in U.S. Treasury bills with the balance in high quality Wells Fargo money market funds. The average life of our portfolio at June 30 was approximately 25 days.

Despite the shock waves resulting from the developments relating to European sovereign debt crisis (particularly Greece), there continue to be signs of economic stabilization in the U.S. (e.g. the pace of job losses has slowed). While it’s reasonable to believe the path of short-term interest rates is inevitably higher, the timing of this event keeps getting pushed further out in time like the apparition one often sees and never reaches while driving across the plains on a hot summer day. It now seems nearly certain that the Fed will keep short-term interest rates at near-zero for the rest of 2010 with some even calling for no change until 2012. When the Fed changes from its current course and begins to raise short-term rates is anyone’s guess, but our Fund’s yield will quickly benefit as we frequently reinvest maturing securities. In the meantime, we will continue to seek opportunities to add incremental return to our Fund’s yield while maintaining our focus on high credit quality.

Despite today’s low yield environment, our Fund remains a sensible option for those investors whose primary objective is the maintenance of liquidity and the preservation of capital.

Commentary on Amendments to the Regulatory Structure Governing Money Market Funds
The Securities and Exchange Commission (SEC) adopted on February 23, 2010 amendments to rules governing the regulation of money market mutual funds. These amendments are intended to accomplish a number of things, including: enhancement of portfolio information disclosure; improvement in fund operations; and strengthening of risk-limiting conditions governing money market mutual funds. The amendments will be implemented over the course of 2010. Aside from the amendment to shorten the maximum dollar-weighted average portfolio maturity of a money fund portfolio to 60 calendar days (from the current limit of 90 calendar days), the investment adviser anticipates minimal operational impact to Fund shareholders from implementation of the amendments given the current and historical high-quality nature of our investments.

52  Weitz Funds

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2010 • (UNAUDITED)

U.S. TREASURY — 99.2%†	Principal amount	Value
U.S. Treasury Bill
0.16% 7/15/10	$50,000,000	$49,996,938
0.13% 7/29/10	16,000,000	15,998,444
0.09% 8/12/10	23,000,000	22,997,652
Total U.S. Treasury		88,993,034

SHORT-TERM SECURITIES — 0.7%	Shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.03%(a)	585,540	$585,540
Wells Fargo Advantage 100% Treasury Money Market Fund - Service Class 0.01%(a)	52,553	52,553
Total Short-Term Securities		638,093
Total Investments in Securities
(Cost $89,631,127)		89,631,127
Other Assets Less Other Liabilities — 0.1%		92,920
Net Assets — 100.0%		$89,724,047
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at June 30, 2010.

weitzfunds.com   53

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54  Weitz Funds

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Justin B. Wender	Weitz Securities, Inc.

Investment Adviser	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company	Wallace R. Weitz & Company
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071	Sub-Transfer Agent
(800) 304-9745	Boston Financial Data Services, Inc.

Custodian	NASDAQ symbols:
Wells Fargo Bank Minnesota,	Value Fund - WVALX
National Association	Partners Value Fund - WPVLX
Partners III Opportunity Fund - WPOPX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Short-Intermediate Income Fund - WEFIX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

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Simply log in to Account Access and click the “Electronic Delivery” button.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

7/30/10

weitzfunds.com  55

Quarterly Report June 30, 2010

1125 South 103rd Street
Omaha, NE 68124-1071
(800) 304-9745

weitzfunds.com